                                 SCHEDULE 14A

                                  INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                      CNL American Properties Fund, Inc.
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed to
   Exchange Act Rule 0-11 (Set forth the amount on which the fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange Act 0-
   11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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Notes:

                      CNL AMERICAN PROPERTIES FUND, INC.
                          CNL Center at City Commons
                            450 South Orange Avenue
                            Orlando, Florida 32801

                                                                  April  , 2000

Dear Stockholders:

  You are cordially invited to attend the annual meeting of stockholders of CNL American Properties Fund, Inc. (the "Company") on June 15, 2000 at 10:30 a.m. at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally.

  Enclosed for your review are the 1999 Annual Report, the Notice of Annual Meeting of Stockholders, the proxy statement and the proxy card. The proxy statement gives a detailed account of the business to be conducted at the meeting. An update will also be given at the meeting on the current status of the Company.

  Regardless of the number of shares you own in the Company, it is very important that your shares be represented. Our goal is to minimize operational expenses so we ask that you please return your proxy card promptly because re-soliciting stockholders adds unnecessary costs to the Company.

  As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote in favor of the proposed items. Please complete and return the proxy card today. Your vote counts. Thank you for your attention to this matter.

Sincerely,

James M. Seneff, Jr.                 Robert A. Bourne
Chairman of the Board                Vice Chairman of the Board

                      CNL AMERICAN PROPERTIES FUND, INC.
                          CNL Center at City Commons
                            450 South Orange Avenue
                            Orlando, Florida 32801

               Notice of 2000 Annual Meeting and Proxy Statement
                    Annual Meeting to be Held June 15, 2000

  NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL American Properties Fund, Inc. (the "Company") will be held at 10:30 a.m. local time, on June 15, 2000 at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, for the following purposes:

    1. To approve a proposal to amend and restate the Company's Articles of Incorporation to modify certain provisions to reflect that the Company became internally advised;

    2. To approve a proposal to amend and restate the Company's Articles of Incorporation to modify certain provisions to reflect changes to the Company's business strategy;

    3. To elect five directors; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on April 3, 2000, will be entitled to notice of, and to vote at, the meeting or at any adjournment thereof.

  Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors,

                                          Steven D. Shackelford
                                          Secretary

April  , 2000
Orlando, Florida

                      CNL AMERICAN PROPERTIES FUND, INC.
                          CNL Center at City Commons
                            450 South Orange Avenue
                            Orlando, Florida 32801

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This proxy statement is furnished by the Board of Directors of CNL American Properties Fund, Inc. (the "Company"), a Maryland corporation, in connection with the solicitation by management of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 15, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on April 3, 2000, the record date, will be entitled to vote at the annual meeting.

  Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified on a proxy that is received, the proxy will be voted "FOR" each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company that the proxy is revoked, (2) by delivery, at the annual meeting or otherwise, of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

  Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

  Solicitation of proxies will be primarily by mail. However, directors, officers and other employees of the Company also may solicit proxies, for no additional compensation, by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $15,000 plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify D.F. King & Co., Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting.

  As of the record date, April 3, 2000, 43,495,919 shares of the Company's common stock, which are referred to as the Company Shares, were outstanding. Each Company Share entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company beneficially owned in the aggregate approximately 12 percent of the outstanding Company Shares. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about April , 2000.

                               TABLE OF CONTENTS

PROPOSAL I:

  Approval of Changes to Existing Articles to Reflect that Company is No
   Longer Externally Advised...............................................   1

PROPOSAL II:

  Approval of Additional Changes to Company's Articles of Incorporation....   3

PROPOSAL III:

  Election of Directors....................................................   8
  Executive Compensation...................................................  14

SECURITY OWNERSHIP.........................................................  15

CERTAIN TRANSACTIONS.......................................................  16

INDEPENDENT AUDITORS.......................................................  17

OTHER MATTERS..............................................................  18

PROPOSALS FOR NEXT ANNUAL MEETING..........................................  18

ANNUAL REPORT..............................................................  18

                          PROPOSAL I and PROPOSAL II

             PROPOSALS TO APPROVE AN AMENDMENT AND RESTATEMENT OF
                      COMPANY'S ARTICLES OF INCORPORATION

  On March 22, 2000, the Board of Directors of the Company unanimously approved a proposal to amend and restate the Company's existing Articles of Incorporation, or Existing Articles, and directed that such proposal be submitted to the Company's stockholders for their approval at the annual meeting. If approved in their entirety, the amended and restated Articles of Incorporation, or Restated Articles:

  . will modify certain provisions to reflect that the Company is no longer externally advised [became internally advised as a result of its acquisition of CNL Fund Advisors, Inc., its external Advisor in September 1999]; and

  . will effect certain other modifications to the Existing Articles that the Company believes are desirable in connection with the changes to its business strategy to conform more closely to the articles of incorporation of other publicly-traded REITs.

  The text of the proposed Restated Articles is set forth in Exhibit A to this proxy statement and a marked version of the Existing Articles, which shows the modifications proposed to be made, is set forth in Exhibit B to this proxy statement.

  The adoption of the Restated Articles is split into two separate, independent proposals. Because each of these proposals will be voted upon separately, one of the proposals may be approved by the stockholders while the other proposal may not.

  The Board of Directors has determined it to be in the best interests of the Company and its stockholders to adopt the Restated Articles. The Board unanimously recommends that stockholders vote "FOR" each of the proposals set forth below.

  Approval of each of the proposals requires the affirmative vote of the holders of a majority of the outstanding Company Shares entitled to vote thereon. Proxies received will be voted for approval of each proposal unless stockholders designate otherwise. The Restated Articles will become effective upon their filing with the Maryland Department of Assessments and Taxation.

  The paragraphs below describe the amendments to the Existing Articles that will be made if each of the proposals are approved by the stockholders and the reasons that the Board of Directors have proposed such amendments.

                                  PROPOSAL I

           CHANGES TO EXISTING ARTICLES TO REFLECT THAT THE COMPANY
               IS NO LONGER EXTERNALLY ADVISED IN SEPTEMBER 1999

  On September 1, 1999, the Company became internally advised and gained complete acquisition, development and in-house management functions by acquiring its external Advisor, CNL Fund Advisors, Inc. Because the Company had no employees prior to September 1, 1999, the Advisor provided these functions on behalf of the Company and was responsible for the day-to-day operations of the Company, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. The acquisition of the Advisor also provides the Company with restaurant development capabilities including site selection, construction management and build-to-suit development.

  Prior to its acquisition by the Company, the Advisor was entitled to various fees for providing services to the Company, including fees that were determined in part based on the cost basis of the Company's assets. Upon the acquisition of the Advisor, the operations of the Advisor became part of the business of the Company and, accordingly, the Company ceased to pay such fees. The Company had not previously sought to become internally advised because, historically, it did not have a large enough asset base to provide the economies of scale needed to support efficiently the extensive general and administrative expenses of an internal management team. The Company believes that its asset base has now grown sufficiently large to support such an infrastructure efficiently and that, due to such growth, the Company will experience long-term cost savings as a result of the acquisition of the Advisor.

  The Existing Articles contain a number of provisions that impose guidelines on transactions between the Company and the Advisor and its affiliates. As discussed above, the Company acquired the Advisor in September 1999. As a result of that acquisition, the separate existence of the Advisor ceased, its operations became part of the business of the Company and the Company became an internally advised real estate investment trust ("REIT"). Accordingly, the provisions in the Existing Articles relating to the Advisor and its affiliates and to transactions and relations between the Company and the Advisor and its affiliates are no longer applicable. These provisions, which are eliminated in the Restated Articles, are discussed below.

  Independent Director Requirements. Section 2.1 of the Existing Articles provides that a majority of the members of the Board must be "Independent Directors." An "Independent Director" is defined in the Existing Articles as someone who is not, and has not been for the previous two years, associated with the Advisor. Because the Company acquired the Advisor and became internally advised, the Restated Articles eliminate the requirement that the Company have directors not associated with the Advisor. The Restated Articles also eliminate any provisions of the Existing Articles that are only relevant if the Company has "Independent Directors." This includes, among others,
Section 2.2 of the Existing Articles (requiring that a majority of the members of Board committees be Independent Directors), Section 2.6 (requiring that the Independent Directors approve certain enumerated matters) and Section 5.2 (requiring the Independent Directors to conduct an annual review of the Company's investment policies).

  The term "Independent Director" is more commonly used to refer to a director who is not also an employee of the company of which he or she is a director and who is otherwise free of any relationship that would interfere with his or her ability to exercise independent judgment in respect of that company's business. In this regard, the Company currently has five directors, two of whom, James M. Seneff, Jr. and Robert A. Bourne, serve as Chairman and Vice Chairman, respectively, of the Company's Board of Directors, and three of whom are Independent Directors under the more common meaning of the term. Pursuant to Proposal III described herein, we have nominated the current directors (including the three independent directors) for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. It is expected that for the foreseeable future a majority of the Board will continue to be comprised of Independent Directors.

  Provisions Relating to Advisor Services. Article IV of the Existing Articles consists of provisions that govern the relationship between the Company and the Advisor. These provisions include guidelines for supervision of the Advisor by the Board, provisions relating to the termination of the Advisor, restrictions on the types and amount of fees payable by the Company to the Advisor for services provided and limitations on reimbursement of expenses incurred by the Advisor in performing those services. Because the Company acquired the Advisor and became internally advised, Article IV of the Existing Articles is no longer applicable to the Company's operations and will therefore be eliminated in the Restated Articles.

  Certain Conflict of Interest Provisions. In order to mitigate certain potential conflicts of interest with the Advisor, Sections 6.3 and 6.4 of
Article VI of the Existing Articles contain a number of restrictions with respect to transactions between the Company and the Advisor and their respective affiliates and on certain activities of the Advisor and its affiliates. For the reasons discussed below, these provisions also are eliminated in the Restated Articles.

  Section 6.3(i) of the Existing Articles provides that the Advisor and its affiliates will not offer or sell interests in certain subsequently formed public programs prior to the completion of the Company's initial public offering and restricts investing by such programs prior to the time a certain percentage of the proceeds of the

Company's initial public offering were invested. As described above, now that the Company has acquired the Advisor, restrictions on the activities of the Advisor and its affiliates are no longer applicable. The particular provisions of Section 6.3(i) also are no longer relevant as the Company's initial public offering was completed in early 1997 and the proceeds of the initial public offering were fully invested thereafter.

  Sections 6.3(ii) and 6.4 also are eliminated in the Restated Articles because they similarly are inapplicable now that the Company has acquired the Advisor. The provisions that are being so eliminated include: (i) guidelines on how to resolve conflicts when an investment opportunity becomes available which is suitable for both the Company and a public or private entity with which the Advisor or its affiliates are affiliated (Section 6.3(ii)), (ii) restrictions on the provision of goods and services to the Company by the Advisor or its affiliates (Section 6.4(i)) and (iii) restrictions on loans by the Advisor and its affiliates to the Company (Section 6.4(ii)). Section 6.4(ii) also restricts the Company from making any loans to affiliates. That provision is eliminated in the Restated Articles for the reasons described below under "Proposal II: Effecting the Other Changes to the Existing Articles--Restrictions on Affiliated Transactions."

                                  PROPOSAL II

             EFFECTING THE OTHER CHANGES TO THE EXISTING ARTICLES

  This proposal, if approved, would effect the remaining changes to Existing Articles as set forth in the Restated Articles. Discussed further below, these changes are designed to reflect the changes to the Company's business strategy to conform more closely to the articles of incorporation of other publicly-traded REITs.

  The Existing Articles were adopted prior to the Company's commencing operations and when the Company had not yet acquired restaurant properties. In that context, a number of limitations and restrictions were included in the Company's Existing Articles. The principal purpose of these limitations and restrictions was to impose parameters on, and provide guidelines for, the development of the Company's operating capabilities and the acquisition of its restaurant property portfolio. Since the adoption in 1995 of the Company's Articles of Incorporation (which have not been comprehensively amended), the Company has become a fully operating restaurant REIT and as of December 31, 1999, had investments in properties, mortgage, equipment and other loans, and other investments of approximately $1 billion. The Company has a five-year operating history, which means that investors and potential investors now have substantial information on which to evaluate the Company and its business.

  In addition, certain of the limitations and restrictions in the Existing Articles were required under state regulations in connection with the initial and subsequent public offerings of Company Shares since the shares were unlisted. The Company does not intend to make any public offerings of Company Shares until after its shares are listed on a national securities exchange or over the counter market and thus, these types of provisions are not required to be included in its governing documents.

  In view of the Company's operating history, its decision not to make any additional public offerings of Company Shares until after its shares are listed on a national securities exchange or over the counter market, and the changes to its business strategy, the Company and the Board believe that many of the limitations and restrictions that were included in the Existing Articles are unduly restrictive and could prevent the Company from pursuing favorable investment opportunities which could enhance stockholder value. In addition, these provisions could impair the Company's ability to compete effectively for investments and management talent. The Board believes such limitations and restrictions should be modified so that the Company will be able to fully implement its business strategy. The proposed Restated Articles reflect the modifications that the Company and the Board believe should be made to the Existing Articles.

  The paragraphs below discuss, with respect to each provision of the Existing Articles proposed to be modified by the Restated Articles, other than modifications discussed above, the current provision as it appears in the Existing Articles, the modified provision as it will appear in the Restated Articles and the reason or reasons why the Board believes the provision should be so modified.

  References to NASAA REIT Guidelines. Several provisions of the Existing Articles reference the guidelines for Real Estate Investment Trusts published by the North American Securities Administrators Association. These guidelines, which are referred to herein as the NASAA REIT guidelines, which consist of substantive restrictions on the operations of a REIT, are applicable when a REIT is making a public offering of its securities unless those securities are listed for trading on a national securities exchange or designated for quotation on Nasdaq. As we mentioned, the Company does not intend to make any additional public offerings of Company Shares until after it is listed and thus, these references have been eliminated in the Restated Articles.

  The Existing Articles also contain provisions that, while they do not specifically reference the NASAA REIT guidelines, were included to comply with those guidelines. Many of those provisions are modified or eliminated by the Restated Articles as described elsewhere in this proxy statement.

  Experience of Directors. The Existing Articles contain provisions requiring that a director must have had, prior to his or her election to the Company's Board, "at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company." The Existing Articles further provide that one of the Independent Directors must have three years of relevant real estate experience. For a discussion of elimination of the Independent Director requirement, see "Proposal I: Changes to Reflect that the Company Became Internally Advised in September 1999--Independent Director Requirements" above.

  The director experience requirements were included in the Existing Articles in order to ensure that the directors guiding the Company through its initial development and acquisition phases were sufficiently experienced in the type of activities in which the Company intended to engage. While relevant experience and particularly relevant real estate experience are factors that the Company would consider in recruiting and proposing nominees for director positions, the Company believes that because it is now a fully operating company with a large portfolio of restaurant properties, it is no longer necessary or desirable to require that directors have a particular type or specific number of years of experience. Indeed, the Company believes that having a director experience requirement may prevent the Company from proposing nominees who could potentially enrich the composition of the Board by bringing to it broad and useful experience, although they might not necessarily be experienced in the acquisition and development of real properties. Examples of individuals who might be precluded from serving as directors due to the director experience requirements include government officials and representatives and senior executives and directors of other companies that are not engaged in real estate or restaurant-related activities. Individuals with such backgrounds often are desired by companies to serve on their boards of directors.

  The Company believes that its Board should be composed of persons who can best serve the interests of its stockholders. Because some of those persons might not meet the director experience requirements under the Existing Articles, those requirements have been eliminated under the Restated Articles.

  Investment Limitations. The Existing Articles contain a number of limitations and restrictions on the Company's ability to make certain types of investments. These investment limitations and restrictions were established, as described above, in order to impose parameters on the Company's operations because at the time it had not commenced operations or acquired any restaurant properties. The Board believes that now that the Company is a fully operating company, these limitations and restrictions are no longer necessary or desirable because they could impede the Company's ability to take advantage of favorable investment opportunities. Moreover, the elimination of certain of these limitations and restrictions (for example, limitations under the Existing Articles on the Company's mortgage lending activities) are desirable in light of the Company's expansion of its financing capabilities in connection with its acquisition of CNL Fund Advisors, Inc., CNL Financial Services, Inc. and CNL Financial Corp. (together, the "CNL Restaurant Financial Services Group") and its revised business strategy. If this proposal is approved, the Board of Directors and the Company's management would be responsible in evaluating and determining whether to make these types of investments.

  For the foregoing reasons, the Board of Directors is proposing the elimination of the investment limitations and restrictions summarized below. The full text of the eliminated provisions is set forth in the marked version of the Existing Articles in Exhibit B to this proxy statement.

  . Section 5.4 Investment Limitations. The investment limitations in Section
    5.4 of the Existing Articles that are eliminated in the Restated Articles for the reasons outlined above prohibit the Company from: (1) investing more than 10% of its total assets in unimproved real property or indebtedness secured by a deed of trust or mortgage loan on unimproved real property (Section 5.4(i)); (2) investing in commodities or commodity future contracts (Section 5.4(ii)); (3) investing in or making mortgage loans unless an appraisal is obtained concerning the property and certain other conditions are met (Sections 5.4(iii), (iv) and (v)); (4) investing in equity securities, except under certain limited circumstances (Section 5.4(vi)); (5) except under specified circumstances, issuing (A) equity securities redeemable solely at the option of the holder, (B) debt securities, (C) common or preferred shares on a deferred payment basis or under similar arrangements, (D) non-voting or assessable securities and (E) options, warrants, or similar evidences of right to buy its securities (Section 5.4(vii)); (6) investing in contracts for the sale of real estate unless they are in recordable form and appropriately recorded in the chain of title (Section 5.4(viii)); (7) acquiring a restaurant property unless the consideration to be paid for each such property is authorized by the Board (Section 5.4(ix)); (8) engaging in underwriting or the agency distribution of securities issued by others or in trading (Section 5.4(x)); (9) investing in any foreign currency or bullion or engaging in any short sales (Section 5.4(xi)); and
   (10) issuing senior securities except notes to lenders and preferred shares (Section 5.4(xii)).

  . Limitations on Secured Equipment Financing. The Restated Articles also eliminate the requirement under Section 5.3(iv) of the Existing Articles that the offering by the Company of leases secured by restaurant equipment must be approved by a majority of directors, including a majority of Independent Directors, as being fair, competitive and commercially reasonable.

  . Limitations on Investment in Equity Securities. The restriction in
    Section 5.3(iii) of the Existing Articles on investment by the Company in equity securities also is eliminated under the Restated Articles. Under
    Section 5.3(iii), the Company may invest in equity securities so long as a majority of the disinterested directors (including a majority of the Independent Directors) approve the investment as being fair, competitive and commercially reasonable.

  Limitations on Borrowing and Indebtedness. Historically, the Company has funded acquisitions using net proceeds from offerings of Company Shares. Since the investment of proceeds from its last offering of Company Shares in December 1998, the Company has funded, and intends in the future to fund, acquisitions and the development of new restaurant properties through short-term borrowings and by financing or refinancing its indebtedness on such properties on a longer-term basis when market conditions are appropriate. The Company no longer intends to make any public offerings of Company Shares until our stock is listed. Under Section 3.2(iv) and Section 5.4(xiii) of the Existing Articles, total indebtedness of the Company generally cannot exceed 300% of the net asset value of the Company's assets. Although it is unlikely that the Company would ever exceed that level of indebtedness, an absolute limit on the Company's borrowings could impair its ability to engage in potentially advantageous transactions and investment opportunities. The proposed Restated Articles therefore do not contain any limitation on the amount or percentage of indebtedness that the Company may incur in the future.

  The Company's Board has agreed that, as a general policy, the Company will borrow funds only when the Company's ratio of debt-to-total assets is 45% or less. Because the Restated Articles would eliminate any limitations on the Company's ability to borrow, however, the Company's Board could modify that policy at any time after the Restated Articles are adopted. If that policy were changed, the Company could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase the Company's risk of default on its obligations and adversely affect the Company's results of operations and its ability to make distributions to its stockholders. Because this is only a policy, the Board could, depending on the market conditions, modify the policy and increase the Company's leverage above 45%.

  Restrictions on Affiliated Transactions. Various provisions of the Existing Articles limit the Company's ability to engage in transactions with the Advisor, a director of the Company or any of their affiliates. In general, these provisions require that such transactions, which are referred to herein as affiliated transactions, be approved by a majority of the disinterested directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid by the Company for services provided or assets acquired from or sold to such persons.

  The provisions in the Existing Articles restricting affiliated transactions are eliminated in the Restated Articles for a number of reasons. First, because the Company acquired the Advisor, the likelihood of the Company engaging in any affiliated transactions is greatly reduced. Second, the corporate laws of the State of Maryland already contain provisions restricting affiliated transactions. Under Maryland corporate law, to which the Company is subject, transactions between the Company and its directors, or persons in which such directors have a material financial interest, may be void or voidable unless the conflict giving rise to the transaction is disclosed and the transaction is approved or ratified by a majority of disinterested directors or a majority of the stockholders or the transaction is fair and reasonable to the Company. Thus, the Company's ability to enter into affiliated transactions is restricted under applicable state law even if the affiliated transactions provisions in the Existing Articles are eliminated by the Restated Articles.

  The affiliated transaction provisions that are proposed to be eliminated in the Restated Articles are the following:

  . Joint Ventures. The Restated Articles eliminate Section 5.3(ii) of the
    Existing Articles which provides that the Company may invest in joint ventures with the Advisor, one or more directors and any affiliates only if a majority of disinterested directors approve the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers.

  . Sales and Leases to and from the Company. The Restated Articles also eliminate Sections 6.1 and 6.2 of the Existing Articles which require that the Company's disinterested directors approve as fair and reasonable to the Company the purchase of property by the Company from the Advisor, a director or any affiliate, and the acquisition or lease of assets from the Company by the Advisor, a director or any affiliate. Section 6.1 also provides that the purchase by the Company of any property from the Advisor, a director or any affiliate must be at a price no greater than the cost of the asset to the Advisor, or, as the case may be, such director or affiliate, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists, such excess is reasonable and that the cost does not exceed the asset's appraised value.

  . Loans to Affiliates. The first sentence of Section 6.4(ii) prohibiting the Company from making loans to affiliates similarly is eliminated in the Restated Articles.

  . General Restriction. Section 9.5 of the Existing Articles contains certain general restrictions on all transactions between the Company and its affiliates. The Restated Articles eliminate these restrictions which, in addition to disinterested director approval, require that an affiliated transaction be fair and reasonable to the Company and its stockholders, that the terms of such transaction are at least as favorable as the terms of comparable arms-length transactions and that if an acquisition is involved, the total consideration is not in excess of the appraised value of the property being acquired. The Restated Articles also eliminate the limitations in Section 9.5 on the payment by the Company of compensation to affiliates.

  Voting Restrictions. The Restated Articles also eliminate Section 8.3 of the Existing Articles which prohibits the Advisor, the directors and any of their affiliates from voting on matters submitted to the Company stockholders regarding removal of the Advisor, directors or any of their affiliates or any transaction between the Company and them. This provision, which was included in the Existing Articles in accordance with the NASAA REIT guidelines, discussed above, is eliminated because the Company no longer intends to make any public offerings of Company Shares and, with respect to the restrictions on the Advisor and voting on removal of or transactions with the Advisor, because the Company has acquired the Advisor.

  Reports to Stockholders. Section 8.7 of the Existing Articles lists the items of information that must be included in the Company's annual report to stockholders. However, because the Company is a reporting company under the rules and regulations of the Securities and Exchange Commission, or the SEC, the Company's annual report will be required to comply with the SEC annual reporting requirements. For this reason, Section 8.7 has been modified by eliminating the enumerated informational requirements and providing that the reports to stockholders be prepared and delivered to stockholders in accordance with the requirements of the SEC.

  Indemnification. Under Section 9.2(i) of the Existing Articles, the Company is required to indemnify its directors and officers and permitted to indemnify its employees and agents for losses or liabilities incurred by any of them, each referred to herein as an indemnitee, may incur in connection with the Company's business.

Indemnification is not available, however, (1) for losses or liabilities resulting from conduct by the indemnitee that constitutes negligence, misconduct, bad faith or active or deliberate dishonesty, (2) if the indemnitee received an improper personal benefit, (3) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her acts were unlawful, or (4) in a proceeding by or in the right of the Company, the indemnitee is adjudged liable to the Company. Under Section 9.2(ii) of the Existing Articles, the Company also may not provide indemnification for losses or liabilities arising from alleged violations by an indemnitee of federal or state securities laws, except under certain specified circumstances.

  The indemnification provisions under the Existing Articles are more narrow than the ability to provide indemnification to the extent permitted by Maryland corporate law. The Restated Articles modify the indemnification provisions consistent with Maryland law, to provide that the Company will indemnify its directors and officers and may indemnify its employees and agents to the fullest extent permitted by Maryland law. This modification will allow the Company to offer director and officer candidates indemnification similar to the indemnification they would receive from other companies and thus to compete with those companies for the most qualified candidates.

  Conforming Changes and Other Ministerial Modifications. The Restated Articles reflect a number of conforming changes and other modifications of a ministerial nature that are necessary in view of the other modifications being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and the re-numbering and lettering of remaining provisions. The Restated Articles also eliminate provisions of the Existing Articles that were relevant only in the context of the Company's initial public offering, which was completed in early 1997. All of these changes are indicated in the marked version of the Existing Articles in Exhibit B to this proxy statement.

                                 PROPOSAL III

                             ELECTION OF DIRECTORS

Nominees

  The persons named below have been nominated by the Board for election as directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since May 1994. Messrs. Hostetter, Huseman and Kruse have been directors since March 1995. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years and directorships in other public corporations.

  The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

      Name and Age                             Background
      ------------                             ----------
 Robert A. Bourne, 53.. Mr. Bourne is Vice Chairman of the Board of Directors
                        of the Company. Mr. Bourne served as President of the
                        Company from 1994 through February 1999, and Treasurer
                        from February 1999 through August 1999. He also served
                        in various executive positions with the Advisor prior
                        to its merger with the Company including, President
                        from 1994 through September 1997, and director from
                        1994 through August 1999. Mr. Bourne is the President
                        and Treasurer of CNL Financial Group, Inc. (formerly
                        CNL Group, Inc.); a director, Vice Chairman of the
                        Board andPresident of CNL Hospitality Corp., a public,
                        unlisted real estate investment trust; as well as, a
                        director and President of CNL Hospitality Corp., its
                        advisor. In addition, Mr. Bourne is a director and
                        President of CNL Health Care Properties, Inc., a
                        public, unlistedreal estate investment trust; as well
                        as, a director and President of its advisor, CNL Health
                        Care Corp. Mr. Bourne also serves as a director of CNL
                        Bank. He has served as a

           Name and Age                             Background
           ------------                             ----------
                                  director since 1992, Vice Chairman of the
                                  Board since February 1996, Secretary and
                                  Treasurer from February 1996 through 1997,
                                  and President from July 1992 through February
                                  1996, of Commercial Net Lease Realty, Inc., a
                                  public real estate investment trust listed on
                                  the New York Stock Exchange. Mr. Bourne also
                                  serves as a director, President and Treasurer
                                  for various affiliates of CNL Financial
                                  Group, Inc. including, CNL Investment
                                  Company, CNL Securities Corp. and CNL
                                  Institutional Advisors, Inc., a registered
                                  investment advisor for pension plans. Mr.
                                  Bourne has participated as a general partner
                                  or co-venturer in over 100 real estate
                                  ventures involved in the financing,
                                  acquisition, construction, and leasing of
                                  restaurants, office buildings, apartment
                                  complexes, hotels, and other real estate. Mr.
                                  Bourne began his career as a certified public
                                  accountant employed by Coopers & Lybrand,
                                  Certified Public Accountants, from 1971
                                  through 1978, where he attained the position
                                  of tax manager in 1975. Mr. Bourne graduated
                                  from Florida State University in 1970 where
                                  he received a B.A. in Accounting, with
                                  honors.

 G. Richard Hostetter, Esq., 60.. Mr. Hostetter is a director of, and receives compensation under a management consulting agreement for Century Capital Markets LLC, a sponsor of a commercial paper conduit. Since
                                  January 1, 1999, Mr. Hostetter has served as
                                  President and General Counsel of MRH, Inc.
                                  which manages two of the businesses formerly owned by MRH, L.P. From 1989 through 1998,
                                  Mr. Hostetter served as President and General
                                  Counsel of Mills, Ragland & Hostetter, Inc., the corporate general partner of MRH, L.P., a holding company involved in corporate acquisitions, in which he also was a general and limited partner. Mr. Hostetter served as a director of CNL Hospitality Properties, Inc. from July 1997 until February 1999. Mr.
                                  Hostetter was associated with the law firm of Miller and Martin from 1966 through 1989, the last ten years of such association as a senior partner. As a lawyer, he served for more than 20 years as counsel for various corporate real estate groups, fast-food companies and public companies, including The
                                  Krystal Company, resulting in his extensive participation in transactions involving the sale, lease, and sale/leaseback of approximately 250 restaurant units. Mr.
                                  Hostetter graduated from the University of Georgia and received his Juris Doctor from Emory Law School in 1966. He is licensed to practice law in Tennessee and Georgia.

 Richard C. Huseman, 61.......... Dr. Huseman is a professor in the College of
                                  Business Administration, and from 1990
                                  through 1995, served as the Dean of the
                                  College of Business Administration of the
                                  University of Central Florida. Dr. Huseman
                                  served as a director of CNL Hospitality
                                  Properties, Inc. from July 1997 to February
                                  1999, and has served as a consultant in the
                                  area of managerial strategies to a number of
                                  Fortune 500 corporations, including IBM,
                                  AT&T, and 3M, as well as to several branches
                                  of the U.S. government, including the U.S.
                                  Department of Health and Human Services, the
                                  U.S. Department of Justice, and the Internal
                                  Revenue Service. Dr. Huseman received a
                                  Bachelor of Arts degree from Greenville
                                  College in 1961, and a Master of Arts degree
                                  and a Ph.D. from the University of Illinois
                                  in 1963 and 1965, respectively.

 J. Joseph Kruse, 67............. Mr. Kruse has been President and Chief
                                  Executive Officer of Kruse & Co., Inc., a
                                  merchant banking company engaged in real
                                  estate since 1993. Mr. Kruse also serves as a
                                  director of Gateway American Bank of Florida
                                  and Chairman of Topsider Building Systems.
                                  Mr. Kruse served as a director of CNL
                                  Hospitality Properties, Inc. from July 1997
                                  to February 1999. Formerly,

        Name and Age                             Background
        ------------                             ----------
                            Mr. Kruse was a Senior Vice President with Textron,
                            Inc. for twenty years, and then served as Senior
                            Vice President at G. William Miller & Co., a firm
                            founded by a former Chairman of the Federal Reserve
                            Board and the Secretary of the Treasury of the
                            United States. Mr. Kruse was responsible for
                            evaluations of commercial real estate and retail
                            shopping mall projects and continues to serve as
                            counsel to the firm. Mr. Kruse received a Bachelor
                            of Science degree in Education from the University
                            of Florida in 1957 and a Master of Science degree
                            in Administration in 1958 from Florida State
                            University. He also graduated from the Advanced
                            Management Program of the Harvard Graduate School
                            of Business.

 James M. Seneff, Jr., 53.. Mr. Seneff is Chairman of the Board of Directors of
                            the Company. Mr. Seneff served as Chief Executive
                            Officer of the Company from 1994 through August
                            1999. In addition, he served as Chairman of the Board and Chief Executive Officer of the Advisor until it merged with the Company in September 1999.
                            Mr. Seneff is a principal stockholder of CNL
                            Holdings, Inc., the parent company of CNL Financial
                            Group, Inc. (formerly CNL Group, Inc.), a diversified real estate company, and has served as a director, Chairman of the Board and Chief
                            Executive Officer of CNL Financial Group, Inc.
                            since its formation in 1980. CNL Financial Group, Inc. is the parent company, either directly or indirectly through subsidiaries, of CNL Real Estate
                            Services, Inc., CNL Capital Markets, Inc., CNL
                            Investment Company and CNL Securities Corp. Mr.
                            Seneff also serves as a director, Chairman of the Board and Chief Executive Officer of CNL
                            Hospitality Corp., a public, unlisted real estate investment trust, as well as, CNL Hospitality
                            Corp., its advisor. In addition, he serves as a director, Chairman of the Board and Chief Executive
                            Officer of CNL Health Care Properties, Inc., a public, unlisted real estate investment trust and its advisor, CNL Health Care Corp. Since 1992, Mr.
                            Seneff has also served as a director, Chairman of the Board and Chief Executive Officer of Commercial
                            Net Lease Realty, Inc., a public real estate investment trust that is listed on the New York
                            Stock Exchange. Mr. Seneff has also served as a director, Chairman of the Board and Chief Executive
                            Officer of CNL Securities Corp. since 1979; CNL
                            Investment Company since 1990; and CNL
                            Institutional Advisors, Inc., a registered investment advisor for pension plans, since 1990.
                            Since 1971, Mr. Seneff has been active in the acquisition, development, and management of real estate projects and, directly or through an affiliated entity, has served as a general partner or co-venturer in over 100 real estate ventures.
                            These ventures have involved the financing, acquisition, construction, and leasing of restaurants, office buildings, apartment complexes, hotels, and other real estate. Mr. Seneff formerly served as a director of First Union National Bank of Florida, N.A., and currently serves as the Chairman of the Board of CNL Bank. Mr. Seneff served on the Florida State Commission on Ethics and is a former member and past Chairman of the State of Florida Investment Advisory Council, which recommends to the Florida Board of Administration investments for various Florida employee retirement funds. The Florida Board of Administration is
                            Florida's principal investment advisory and money management agency and oversees the investment of more than $60 billion of retirement funds.
                            Mr. Seneff received his degree in Business
                            Administration from Florida State University in
                            1968.

  In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

  If Proposal I is approved by the requisite vote of the stockholders, a majority of the Company's directors will no longer be required to be independent, as that term is defined in the Existing Articles. However, Messrs. Hostetter, Kruse and Huseman continue to be Independent Directors and it is expected that for the foreseeable future a majority of the Board will continue to be comprised of Independent Directors.

Compensation of Directors

  During the year ended December 31, 1999, Messrs. Hostetter, Huseman and Kruse, Independent Directors, earned $6,000 and Messrs. Seneff and Bourne earned $2,000 for serving on the Board of Directors. Each Independent Director also received $750 per Board meeting and Audit Committee meeting attended ($375 for each telephonic meeting in which the director participated), and received $1,000 per Special Committee meeting and Compensation Committee meeting ($500 for each telephonic meeting in which the director participated).

  The Board of Directors met 16 times during the year ended December 31, 1999, and the average attendance by directors at Board meetings was approximately 98 percent. Each current member attended at least 98 percent of the total meetings of the Board and of any committee on which he served.

Committees of the Board of Directors

  The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The current members of the Audit Committee are Messrs. Bourne, Hostetter and Kruse. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. The Audit Committee met twice during the year ended December 31, 1999.

  During 1998, the Board of Directors established a Special Committee of the Board of Directors to consider the implementation of strategic alternatives. The Special Committee consists of Messrs. Hostetter, Kruse and Huseman, each being an independent member of the Company's Board of Directors having no financial interest in the implementation of certain strategic alternatives designed to increase stockholder value. The Special Committee met six times during the year ended December 31, 1999.

  The Company has a standing Compensation Committee consisting of Messrs. Seneff, Kruse and Huseman. The Compensation Committee advises the Board of Directors on all matters pertaining to future compensation programs and policies and establishes guidelines for future employee incentive and benefits programs. The Compensation Committee met once during the year ended December 31, 1999.

  During 1999, the Board of Directors established a Nominating Committee. The Nominating Committee consists of Messrs. Seneff, Huseman and Hostetter. The Nominating Committee makes recommendations to the Board regarding the size of the Board and its makeup in terms of specific areas of expertise and diversity. The Nominating Committee also nominates candidates to fill any vacancies on the Board and will consider nominees recommended by stockholders. The Nominating Committee did not meet during the year ended December 31, 1999.

Executive Officers

  The executive officers of the Company are as follows:

            Name                                Position
            ----                                --------
   Curtis B. McWilliams... Chief Executive Officer
   John T. Walker......... President and Chief Operating Officer
   Howard J. Singer....... Executive Vice President of Development Operations
                           Senior Vice President, Chief Financial Officer,
   Steven D. Shackelford.. Secretary and Treasurer
   Barry L. Goff.......... Senior Vice President and Chief Investment Officer
   Timothy J. Neville..... Senior Vice President and Chief Credit Officer
   Michael I. Wood........ Senior Vice President of Asset Management
   Robert W. Chapin Jr.... Senior Vice President of Development Operations

  Curtis B. McWilliams, age 44, has served as Chief Executive Officer of the Company since September 1999. Mr. McWilliams served as President of the Company from February 1999 until September 1999. From April 1997 to February 1999, Mr. McWilliams served as Executive Vice President of the Company. Mr. McWilliams joined CNL Financial Group, Inc. (formerly CNL Group, Inc.) in April 1997 and served as an Executive Vice President until September 1999. In addition, Mr. McWilliams served as President of the Advisor and CNL Financial Services, Inc. from April 1997 until the acquisition of such entities by the Company in September 1999. From September 1983 through March 1997,
Mr. McWilliams was employed by Merrill Lynch & Co. The majority of his career at Merrill Lynch & Co. was in the Investment Banking division where he served as a Managing Director. Mr. McWilliams received a B.S.E. in Chemical Engineering from Princeton University in 1977 and a Master of Business Administration degree with a concentration in finance from the University of Chicago in 1983.

  John T. Walker, age 41, has served as President since September 1999 and as Chief Operating Officer since March 1995 of the Company. Previously, he served as Executive Vice President of the Company from January 1996 to September 1999. Mr. Walker joined the Advisor in September 1994, as Senior Vice President, responsible for Research and Development. He served as the Chief Operating Officer of the Advisor from April 1995 until September 1999 and as Executive Vice President from January 1996 until September 1999, at which time it merged with the Company. Mr. Walker also served as Executive Vice President of CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (formerly CNL Hospitality Advisors, Inc.) from 1997 to October 1998. From May 1992 to May 1994, he was Executive Vice President for Finance and Administration and Chief Financial Officer of Z Music, Inc., a cable television network which was subsequently acquired by Gaylord Entertainment, where he was responsible for overall financial and administrative management and planning. From January 1990 through April 1992, Mr. Walker was Chief Financial Officer of the First Baptist Church in Orlando, Florida. From April 1984 through December 1989, he was a partner in the accounting firm of Chastang, Ferrell & Walker, P.A., where he was the partner in charge of audit and consulting services, and from 1981 to 1984, Mr. Walker was a Senior Consultant/Audit Senior at Price Waterhouse. Mr. Walker is a cum laude graduate of Wake Forest University with a Bachelor of Science degree in Accountancy and is a certified public accountant.

  Howard J. Singer, age 57, has served as Executive Vice President of Development Operations of the Company since September 1999. Mr. Singer joined CNL Restaurant Development, Inc. in October 1995 and served as Chief Operating Officer for that company until September 1999, responsible for complete services ranging from site selection, site development and construction. From October 1986 to September 1995, Mr. Singer was Executive Vice President of Development for Long John Silver's. He has also worked for KFC Corporation and Burger King Corporation where he held positions in development, franchising, national and international operations. Mr. Singer received a Bachelor of Science degree from the University of Florida in 1965 and a Juris Doctor from the University of Miami in 1972.

  Steven D. Shackelford, age 36, has served as Senior Vice President and Chief Financial Officer of the Company since January 1997. He has also served as Secretary and Treasurer of the Company since September 1999. He also served as Chief Financial Officer of the Advisor from September 1996 to September 1999. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price Waterhouse LLP where he was responsible for advising foreign clients seeking to raise capital and a public listing in the United States. From August 1992 to March 1995, he was a manager in the Paris, France office of Price Waterhouse, serving several multi-national clients. Mr. Shackelford was an audit staff and senior from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr. Shackelford received a Bachelor of Arts degree in Accounting, with honors, and a Master of Business Administration degree from Florida State University and is a certified public accountant.

  Barry L. Goff, age 38, has served as Chief Investment Officer and Senior Vice President of the Company since September 1999. Mr. Goff joined the Advisor in August 1998 as Chief Investment Officer and served in such position until September 1999. Mr. Goff is responsible for marketing the Company's restaurant finance, development and strategic advisory services and products to the restaurant industry. Prior to joining the Advisor and from 1989 to July 1998, Mr. Goff was an attorney and a shareholder of Lowndes, Drosdick, Doster, Kantor & Reed, PA., a law firm in Orlando, Florida, where he specialized in U.S. and international taxation. Prior to joining Lowndes in 1989, Mr. Goff practiced law with Loeb & Loeb in Los Angeles. Mr. Goff received his Bachelor of Science degree in Business Administration from the University of Central Florida in 1983, his Juris Doctor degree from the University of Florida in 1986 and a Master of Laws in Taxation from New York University in 1988.

  Timothy J. Neville, age 51, has served as Senior Vice President and Chief Credit Officer of the Company since September 1999. Mr. Neville was Senior Vice President and Chief Credit Officer of CNL Financial Services, Inc., responsible for underwriting loans to select operators of top restaurant chains, from mid 1998 to September 1999. He has more than 25 years of lending and risk management experience at major financial institutions. From 1992 to early 1998, Mr. Neville served as Executive Vice President and Senior Credit Policy Officer at Barnett Bank, N.A. In that capacity, he was responsible for loan approval, asset quality and portfolio management of a loan portfolio totaling $1.4 billion. Prior responsibilities included management of lending departments and lending teams with various financial institutions. Mr. Neville earned a Master in Business Administration degree from Xavier University and a Bachelor of Business Administration degree from the University of Cincinnati.

  Michael I. Wood, age 38, has served as Senior Vice President of Asset Management since September 1999. Mr. Wood joined the Advisor in September 1997 and was appointed Senior Vice President of Asset Management in December 1997, serving in such position until September 1999. Mr. Wood is responsible for overseeing the property management and portfolio management of the various portfolios advised by the Company. Prior to joining the Advisor, Mr. Wood spent more than 10 years with Xerox Corporation in a variety of positions in its real estate investment and corporate real estate divisions. His most recent position with Xerox was as manager of real estate acquisitions and dispositions where he was responsible for Xerox's major real estate projects. Mr. Wood has achieved the professional designation of Certified Commercial Investment Member. He received a Bachelor of Science degree in Computer Science and a Master of Business Administration degree from the University of North Carolina at Chapel Hill.

  Robert W. Chapin, Jr., age 38, has served as Senior Vice President of Operations of the Company since September 1999. In July 1997, Mr. Chapin joined CNL Restaurant Development, Inc. and was Senior Vice President of Development Operations for that company until September 1999, responsible for complete development services ranging from site selection, site development and construction management. From July 1997 to June 1998, Mr. Chapin served as a full-time consultant with CNL Financial Group, Inc. (formerly CNL Group, Inc.), working on a number of strategic project initiatives. From November 1994 to June 1997, Mr. Chapin served as President of Leader Enterprises, a full-service sports marketing firm. From October 1989 to November 1994, Mr. Chapin was employed by VOA Associates, a Chicago-based design and development company, most recently as managing principal of the Florida office. Mr. Chapin received his Bachelor of Science degree from Appalachian State University.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth the compensation earned by the Company's Chief Executive Officer. No other officers who were serving as executive officers on December 31, 1999, received compensation in excess of $100,000. Because the Company was externally advised by the Advisors, no annual or long-term compensation was paid by the Company to any executive officers for services rendered in all capacities to the Company during the fiscal years ended December 31, 1997 and 1998, and during the eight months ended August 31, 1999.

                                                                Long-Term
                                                           Compensation Awards
                                                       ---------------------------
                                                                     Securities
   Name and Principal          Compensation            Restricted    Underlying        All Other
        Position          Year Salary ($)*  Bonus ($)* Stock ($)  Options/SARs (#) Compensations ($)
   ------------------     ---- ------------ ---------- ---------- ---------------- -----------------
Curtis B. McWilliams....  1999   76,923*     100,000*       0             0                 0
 Chief Executive Officer

--------
* Compensation paid for the period September 1, 1999 through December 31,
1999.

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee is comprised of Messrs. Seneff, Huseman and Kruse. The Compensation Committee determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all the Company officers and administers any stock incentive or other compensation plans adopted by the Company, including the 1999 Performance Incentive Plan (the "Plan"). The Compensation Committee believes that the Company's compensation package must be structured in a manner that will help the Company attract and retain qualified executives and will align compensation of such executives with the interests of stockholders. The compensation package currently consists of salary, bonus and long-term compensation in the form of stock options, stock appreciation rights or restricted stock issued pursuant to the Plan.

Salary and Bonus

  Salary and bonus are determined by the Compensation Committee using a subjective evaluation process. In making determinations of salary and bonus for particular officers, including the Chief Executive Officer, the Compensation Committee considers the general performance of the Company, the officer's position, level and scope of responsibility, the officer's anticipated performance and contributions to the Company's achievement of its long-term goals, and the salary and bonus for the officer recommended by management.

Long-Term Incentive Compensation

  The Board of Directors and the stockholders approved the Plan as the principal means of providing long-term incentives. The Compensation Committee believes that the use of equity incentives aligns the interest of executive officers with those of stockholders and promotes long-term stockholder value better than does cash alone. The Plan provides for grants of stock options, stock appreciation rights and restricted stock to key employees, directors and officers of the Company. The Compensation Committee administers the Plan and determines the participants who receive awards, the terms of the awards, the schedule for exercisability or nonforfeitability, the time and conditions for expiration of the awards, and the form of payment upon exercise. The Compensation Committee may make determinations under the Plan that are not uniform as to the participants and that do not consider whether possible participants are similarly situated. The Committee did not grant any awards under the Plan in 1999.

                                          Compensation Committee

                                          James M. Seneff, Jr.
                                          Richard C. Huseman
                                          J. Joseph Kruse

Compensation Committee Interlocks and Insider Participation

  Currently, none of Messrs. Seneff, Huseman and Kruse are officers or employees of the Company.

                              SECURITY OWNERSHIP

  The following table sets forth, as of April 3, 2000, the number and percentage of Company Shares beneficially owned by (i) each person or entity known by the Company to own beneficially 5% or more of the outstanding Company Shares, (ii) the named officers, (iii) the directors, and (iv) all executive officers and directors, as a group. Unless otherwise noted below, the persons named in the table have the sole voting and sole investment power with respect to each of the shares beneficially owned by them. The address of the named officers and directors, unless otherwise noted, is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                                             Number of          Percent of
                                           Company Shares        Company
  Name and Address of Beneficial Owner   Beneficially Owned Shares Outstanding
  ------------------------------------   ------------------ ------------------
James M. Seneff, Jr.....................     3,721,672(2)           8.6%

Robert A. Bourne........................       988,108(3)           2.3%

Curtis B. McWilliams....................       290,322(4)              (1)

John T. Walker..........................       172,114(5)              (1)

Howard J. Singer........................        38,000(6)              (1)

Steven D. Shackelford...................        26,600(7)              (1)

Barry L. Goff...........................           --               --

Timothy J. Neville......................           --               --

Michael I. Wood.........................           --               --

Robert W. Chapin, Jr....................           --               --

G. Richard Hostetter....................         2,739                 (1)
SunTrust Bank of Chattanooga, N.A.
P.O. Box 1638
Mail Code M0321
Chattanooga, TN 37401

J. Joseph Kruse.........................           --               --
494 Woonasquatucket Avenue, Unit 114
North Providence, RI 02911

Richard C. Huseman                                 --               --
3300 University Boulevard, Suite 251
Winter Park, FL 32792

All executive officers and directors as      5,239,555             12.0%
a group (13 persons)....................

--------
(1) Less than 1%
(2) Includes 3,242,962 shares owned by CNL Financial Group, Inc. in which Mr. Seneff and his spouse own 100%. In addition, 26,819 of these shares are held by two trusts of which Mr. Seneff's brother-in-law serves as trustee. Mr. Seneff disclaims beneficial ownership of the shares held in the trusts. Finally, 396,084 of these shares represent shares issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain milestones contained in the transaction documents.

(3) Includes 19,842 shares held in trust of which Mr. Bourne's personal attorney and a fellow business associate serve as trustees. Mr. Bourne disclaims beneficial ownership of the shares held in the trusts.
(4) Of these shares, 35,276 shares were issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain milestones contained in the transaction documents.
(5) Of these shares, 20,913 shares were issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain milestones contained in the transaction documents.
(6) Of these shares, 4,617 shares were issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain milestones contained in the transaction documents.
(7) Of these shares, 3,232 shares were issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain milestones contained in the transaction documents.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

  Based solely upon a review of Section 16(a) reports furnished to the Company for fiscal year 1999, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons have complied with all filing requirements for fiscal year 1999.

                             CERTAIN TRANSACTIONS

  On September 1, 1999, the Company became internally advised and gained complete acquisition, development and in-house asset management functions by acquiring the Advisor, pursuant to which the Company paid 3,800,000 Company Shares to acquire the Advisor. On September 1, 1999, the Company acquired the Advisor through the exchange of 100% of the outstanding shares of common stock of the Advisor for 3.8 million shares ($76,000,000) of the Company's common stock. In addition, on September 1, 1999, the Company acquired CNL Financial Services, Inc. and CNL Financial Corporation and its subsidiaries through the exchange of 100% of the outstanding shares of common stock of those entities for 2.35 million shares ($47,000,000) of the Company's common stock.


  Prior to the acquisition of the Advisor, all of the executive officers of the Company were executive officers of the Advisor, a majority owned subsidiary of CNL Financial Group, Inc. (formerly CNL Group, Inc.) or the CNL Restaurant Financial Services Group, of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne are executive officers and directors of CNL Securities Corp., the managing dealer of the Company's prior offerings of Company Shares, and a wholly owned subsidiary of CNL Financial Group, Inc. Prior to the acquisition of the Advisor, administration of the day-to-day operations of the Company was provided by the Advisor, pursuant to the terms of an advisory agreement (the "Advisory Agreement"). The Advisor also served as the Company's consultant in connection with policy decisions made by the Company's Board of Directors, managed the Company's properties and rendered such other services as the Board of Directors deemed appropriate. The Advisor paid all of its own expenses prior to its acquisition by the Company, including salaries, wages, payroll taxes, costs of employee benefit plans and charges for incidental help incurred in connection with acquisition activities. The Advisor also paid its own accounting fees and related expenses, legal fees, insurance, rent, telephone, utilities and certain travel expenses of its officers and employees. As a result of the acquisition, all of these expenses are now borne directly by the Company; however, the Company no longer incurs fees for these services payable to an outside party.

  CNL Securities Corp. is also entitled to receive, in connection with each of the Company's offerings of Company Shares, a soliciting dealer servicing fee payable annually in the amount of 0.20% of the stockholders' investment in the Company. CNL Securities Corp. in turn may re-allow all or a portion of such fee to soliciting dealers whose clients purchased shares in such offering and who held shares on such date. During 1999, the Company incurred $1,493,437 of such fees relating to its three public offerings of Company Shares.

  During 1999, the Advisor received acquisition fees for services in identifying the properties and structuring the terms of the acquisition and leases of the properties and structuring the terms of the mortgage loans equal to 4.5% of total dollars invested in restaurant properties. For the year ended December 31, 1999, the Company had incurred $6,185,005 of such fees.

  For negotiating secured equipment leases and supervising the secured equipment lease program, the Advisor was entitled to receive from the Company a one-time secured equipment lease servicing fee of 2% of the purchase price of the equipment that is the subject of a secured equipment lease. For the year ended December 31, 1999, the Company incurred $77,317 in such fees.

  In accordance with the Advisory Agreement, the Advisor received a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value (generally, the total amount invested in the properties as of the end of the preceding month, exclusive of acquisition fees and acquisition expenses), plus one-twelfth of 0.60% of the Company's total principal amount of the mortgage loans as of the end of the preceding month. The management fee did not exceed fees which were competitive for similar services in the same geographic area. For the year ended December 31, 1999, the Company incurred $2,685,887 of such fees, $342,580 of which was capitalized as part of the cost of the buildings for properties under construction.

  The Advisor and its affiliates provided accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 1999, the Company incurred a total of $2,215,704 for these services, $28,421 of such costs representing stock issuance costs and $2,187,283 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the SEC. Since becoming internally advised, the Company outsourced certain services relating to human resources and information technology to an affiliate. The Company incurred expenses related to these services of approximately $655,000 for the fiscal year 1999.

  During the year ended December 31, 1999, the Company acquired 41 properties for an aggregate purchase price of approximately $39,700,000 from affiliates of the Company. The affiliates had purchased and temporarily held title to these properties in order to facilitate the acquisition of the properties by the Company. Each property was acquired at a cost no greater than the lesser of the cost of the property to the affiliate (including carrying costs) or the property's appraised value. Of the 41 properties acquired from affiliates in 1999, 38 were acquired for a total purchase price of approximately $36,800,000 from Commercial Net Lease Realty, Inc. ("NNN"), a publicly traded REIT.
James M. Seneff, Jr., the Chairman of the Board of the Company, is the Chairman of the Board and Chief Executive Officer of NNN and Robert A. Bourne, Vice Chairman of the Board of the Company, is also Vice Chairman of the Board of NNN. This transaction was approved by the Company's Independent Directors.

  For the year ended December 31, 1999, the Company incurred $56,352 in development/construction management fees payable to affiliates of the Advisor for services relating to the construction of the properties. Such fees were included in the purchase price of the properties and are therefore included in the basis on which the Company charges rent on the properties.

  In connection with the acquisition of properties subject to approval by the Company's Board of Directors, the Company will incur advisory fees payable to affiliates of the Company. Such fees are included in the purchase price of the properties and are therefore included in the basis on which the Company charges rent on the properties. During the year ended December 31, 1999, the Company incurred $539,976 of such fees relating to 25 properties.

  As of December 31, 1999, the Company was in the process of finalizing a lease agreement for its office space (the "Lease") with an affiliate of James
M. Seneff, Jr., the Company's Chairman of the Board. The Lease provides for rent in the amount of approximately $857,000 per year, with a three percent increase annually, expiring in October 2014.

                             INDEPENDENT AUDITORS

  Upon recommendation of and approval by the Board, including the Independent Directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he, she or they determine to be in the best interests of the Company.

                       PROPOSALS FOR NEXT ANNUAL MEETING

  Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2001 has to be received at the Company's office at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, no later than December , 2000.

  Under the Company's bylaws, a stockholder must comply with certain procedures to nominate directors or to propose other matters to be considered at an annual meeting of stockholders. These procedures provide that the stockholders desiring to make nominations for directors or to bring a proper subject before a meeting must do so by notice timely delivered to the Company's Secretary. To be timely, the Secretary must receive the notice at the Company's principal executive offices not less than 60 days nor more than 90 days before the anniversary of the preceding year's annual meeting of stockholders. In the case of the Company's annual meeting of stockholders in 2001, the Company's Secretary must receive notice of any such proposal no earlier than March 17, 2001, and no later than April 16, 2001 (other than proposals intended to be included in the proxy statement and form of proxy which, as noted above, have to be received by December , 2000). Generally, such notice must set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and the class and number of Company Shares which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the bylaws shall be disregarded. A copy of the bylaws may be obtained without charge on written request addressed to CNL American Properties Fund, Inc., Attn. Corporate Secretary, CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                                 ANNUAL REPORT

  A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999, accompanies this Proxy Statement.

                                          By Order of the Board of Directors,

                                          Steven D. Shackelford
                                          Secretary

April  , 2000
Orlando, Florida

                                                                       Exhibit A
                                         APF's Restated Articles (clean version)


--------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                       CNL AMERICAN PROPERTIES FUND, INC.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Article I : THE
 COMPANY;
 DEFINITIONS..........   A-1
 1.1 Name.............   A-1
 1.2 Resident Agent...   A-1
 1.3 Nature of
  Company.............   A-1
 1.4 Purposes.........   A-1
 1.5 Definitions......   A-1

Article II : BOARD OF
 DIRECTORS............   A-4
 2.1 Number...........   A-4
 2.2 Committees.......   A-4
 2.3 Initial Board;
  Term................   A-4
 2.4 Fiduciary
  Obligations.........   A-5
 2.5 Resignation,
  Removal or Death....   A-5
 2.6 Business
  Combination
  Statute.............   A-5
 2.7 Control Share
  Acquisition
  Statute.............   A-5

Article III : POWERS
 OF DIRECTORS.........   A-5
 3.1 General..........   A-5
 3.2 Specific Powers
  and Authority.......   A-6
 3.3 Determination of
  Best Interest of
  Company.............  A-10

Article IV :
 INVESTMENT OBJECTIVES
 AND OPERATING
 RESTRICTIONS.........  A-10
 4.1 Investment
  Objectives..........  A-10
 4.2 Operating
  Restrictions........  A-10

 Article V : SHARES...  A-10
 5.1 Authorized
  Shares..............  A-10
 5.2 Common Shares....  A-11
 5.3 Preferred
  Shares..............  A-12
 5.4 General Nature of
  Shares..............  A-13
 5.5 No Issuance Of
  Share Certificates..  A-13
 5.6 Restrictions On
  Ownership and
  Transfer............  A-13
 5.7 Excess Shares....  A-19
 5.8 Settlements......  A-21
 5.9 Severability.....  A-21
 5.10 Waiver..........  A-22

Article VI
 : STOCKHOLDERS.......  A-22
 6.1 Meetings of
  Stockholders........  A-22
 6.2 Voting Rights of
  Stockholders........  A-22
 6.3 Stockholder
  Action to be Taken
  by Meeting..........  A-22
 6.4 Right of
  Inspection..........  A-22
 6.5 Access to
  Stockholder List....  A-23
 6.6 Reports..........  A-23

Article VII
 : LIABILITY;
 TRANSACTIONS BETWEEN
 AFFILIATES AND THE
 COMPANY..............  A-23
 7.1 Limitation of
  Stockholder
  Liability...........  A-23
 7.2 Exculpation......  A-23
 7.3 Indemnification..  A-24
 7.4 Express
  Exculpatory Clauses
  In Instruments......  A-24
 7.5 Transactions with
  Affiliates..........  A-24

Article VIII: AMENDMENT; REORGANIZATION; MERGER, ETC....................... A-24
 8.1 Amendment............................................................. A-24
 8.2 Reorganization........................................................ A-25
 8.3 Merger, Consolidation or Sale of Company Property..................... A-25

Article IX : DURATION OF COMPANY........................................... A-26
 9.1 Automatic Dissolution................................................. A-26
 9.2 Dissolution of the Company by Stockholder Vote........................ A-26

Article X : MISCELLANEOUS.................................................. A-26
 10.1 Governing Law........................................................ A-26
 10.2 Reliance by Third Parties............................................ A-26
 10.3 Provisions in Conflict with Law or Regulations....................... A-27
 10.4 Construction......................................................... A-27
 10.5 Recordation.......................................................... A-27

                                  Article I:

                           THE COMPANY; DEFINITIONS

1.1 Name.

  The name of the corporation (the "Company") is:

                      CNL American Properties Fund, Inc.

  So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name, and the word "Company" wherever used in these Second Amended and Restated Articles of Incorporation of CNL American Properties Fund, Inc. (these "Articles of Incorporation"), except where the context otherwise requires, shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

  Under circumstances in which the Directors determine that the use of the name "CNL American Properties Fund, Inc." is not practicable, they may use any other designation or name for the Company.

1.2 Resident Agent.

  The name and address of the resident agent for service of process of the Company in the State of Maryland shall be The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

1.3 Nature of Company.

  The Company is a Maryland corporation within the meaning of the MGCL.

1.4 Purposes.

  The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property; (ii) to engage in the business of offering furniture, fixture, and equipment financing to operators of Restaurant Chains; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

1.5 Definitions.

  As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article V hereof are defined in Sections 5.2, 5.3, 5.6 and 5.7 hereof):

  "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust or other association (other than the Excess Shares Trust),
(i) any Person or entity directly or indirectly, through one or more intermediaries controlling, controlled by, or under common control with another person or entity; (ii) any Person or entity, directly or indirectly owning or controlling ten percent (10%) or more of the outstanding voting securities of another Person or entity; (iii) any officer, director, partner or trustee of such Person or entity; (iv) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) if such other Person or entity is an officer, director, partner, or trustee of a Person or entity, the Person or entity for which such Person or entity acts in any such capacity.

  "Bylaws" means the bylaws of the Company, as the same are in effect from time to time.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

  "Company Property" means any and all property, real, personal or otherwise, tangible or intangible, including without limitation mortgage loans, interests in trust certificates and Secured Equipment Leases, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

  "Directors," "Board of Directors" or "Board" means, collectively, the individuals named in Section 2.3 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

  "Distributions" means any distributions of money or securities by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. The Company will make no distributions other than distributions of money or securities.

  "Equity Shares" means transferable shares of beneficial interest of the Company of any class or series, including Common Shares or Preferred Shares.

  "Initial Public Offering" means the offering and sale of Common Shares of the Company pursuant to the Company's first effective registration statement covering such Common Shares filed under the Securities Act of 1933, as amended.

  "Listing" means the listing of the Shares of the Company on a national securities exchange or over-the-counter market.

  "MGCL" means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

  "Mortgages" means mortgages, deeds of trust or other security interests on or applicable to Real Property.

  "Net Assets" means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

  "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter that participates in a public offering of Equity Shares for a period of sixty (60) days following the initial purchase by such underwriter of such Equity Shares in such public offering, provided that the foregoing exclusion shall apply only if the ownership of such Equity Shares by an underwriter would not cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

  "Property" or "Properties" means (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only, which are acquired by the Company, either directly or through joint venture arrangements or other partnerships or similar arrangements.

  "Real Property" or "Real Estate" means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

  "REIT" means a "real estate investment trust" as defined pursuant to Sections 856 through 860 of the Code.

  "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

  "Restaurant Chains" shall mean the national and regional restaurant chains, primarily fast-food, family-style, and casual dining chains who themselves or through their franchisees will either (i) lease the Properties purchased by the Company or (ii) become lessees of Secured Equipment Leases.

  "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

  "Roll-Up Transaction" shall mean a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company or the investment objectives of the Company.

  "Sale" or "Sales" (i) means any transaction or series of transactions whereby: (A) the Company sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of the building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Company sells, grants, conveys, or relinquishes its interest in any Secured Equipment Lease or portion thereof, including any event with respect to any Secured Equipment Lease which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) shall not include any transaction or series of transactions specified in clause (i)(A), (i)(B), or (i)(C) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Properties or Secured Equipment Leases within one hundred eighty (180) days thereafter.

  "Secured Equipment Leases" means furniture, fixtures and equipment financing made available by the Company.

  "Securities" means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

  "Shares" means shares of beneficial interest of the Company of any class or series, including Common Shares, Preferred Shares and Excess Shares.

  "Stockholders" means the registered holders of the Company's Equity Shares.

                                  Article II:

                              BOARD OF DIRECTORS

2.1 Number.

  The number of Directors initially shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office or by a majority vote of the Stockholders entitled to vote; provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the Directors. Any other vacancy will be filled at any annual meeting or at any special meeting of the Stockholders called for that purpose, by a majority of the Common Shares outstanding and entitled to vote. For the purposes of voting for directors, each Share of stock may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

2.2 Committees.

  Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion.

2.3 Initial Board; Term.

  The initial Directors are James M. Seneff, Jr., Robert A. Bourne, G. Richard Hostetter, J. Joseph Kruse and Richard C. Huseman. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

  The names and address of the initial Directors are as follows:

             Name                            Address
             ----                            -------
           James M. Seneff, Jr. ..  CNL Center at City Commons
                                    450 South Orange Avenue
                                    Orlando, Florida 32801

           Robert A. Bourne.......  CNL Center at City Commons
                                    450 South Orange Avenue
                                    Orlando, Florida 32801

           G. Richard Hostetter...  CNL Center at City Commons
                                    450 South Orange Avenue
                                    Orlando, Florida 32801

           J. Joseph Kruse........  CNL Center at City Commons
                                    450 South Orange Avenue
                                    Orlando, Florida 32801

           Richard C. Huseman.....  CNL Center at City Commons
                                    450 South Orange Avenue
                                    Orlando, Florida 32801

2.4 Fiduciary Obligations.

  The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company.

2.5 Resignation, Removal or Death.

  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote in the election of the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any such right, title or interest in and to the Company Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any Company Property held in his name, and shall account to the remaining Directors as they require for all property which he holds as Director. Upon the incapacity or death of any Director, his legal representative shall perform the acts described in the foregoing sentence.

2.6 Business Combination Statute.

  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

2.7 Control Share Acquisition Statute.

  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

                                 Article III:

                              POWERS OF DIRECTORS

3.1 General.

  Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by these Articles of Incorporation. The Directors have established the written policies on investments set forth in Article IV hereof and shall monitor the administrative procedures, investment operations, and performance of the Company to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. A majority of the Board of Directors has approved these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of these Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

3.2 Specific Powers and Authority.

  Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

  (i) Investments. Subject to Article IV and Section 7.5 hereof, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

  (ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board of Directors determines, by vote of at least two-thirds ( 2/3) of the Directors, that it no longer is in the best interests of the Company to qualify as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to
Section 6.2.

  (iii) Sale, Disposition and Use of Property. Subject to Article IV and Sections 7.5 and 8.3 hereof, to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

  (iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Directors determine; to reacquire such Securities of the Excess Shares Trust; to enter into other contracts or obligations on behalf of the Excess Shares Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

  (v) Lending. Subject to the provisions of Section 7.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

  (vi) Secured Equipment Leases. To engage in the business of offering furniture, fixture, and equipment financing to the operators of Restaurant Chains, provided, however, that the Company shall use its best efforts to ensure that the total value of Secured Equipment Leases, in the aggregate will not exceed 25% of the Company's total assets and that Secured Equipment Leases to a single lessee, in the aggregate, will not exceed 5% of the Company's total assets.

  (vii) Issuance of Securities. Subject to the provisions of Article V hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the Securities of the Company on any securities exchange; and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company.

  (viii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

  (ix) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company's affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

  (x) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

  (xi) Allocation; Accounts. To determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders' equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

  (xii) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

  (xiii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Secured Equipment Leases and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

  (xiv) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company's Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 7.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

  (xv) Associations. Subject to Section 7.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

  (xvi) Reorganizations, Etc. Subject to Sections 8.2 and 8.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

  (xvii) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Company and the Company Property against any and all risks, and insuring the Stockholders, Directors, officers, Affiliates, employees and agents of the Company individually (each an "Insured") against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 7.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company.

  (xviii) Executive Compensation, Pension and Other Plan. To adopt and implement executive compensation, pension, profit sharing, share option, share bonus, share purchase, share appreciation rights, restricted share, savings, thrift, retirement, incentive or benefit plans, trusts or provisions, applicable to any or all Directors, officers, employees or agents of the Company, or to other Persons who have benefited the Company, all on such terms and for such purposes as the Directors may determine or the Bylaws provide.

  (xix) Distributions. To declare and pay dividends or other distributions to Stockholders, subject to the provisions of Section 5.4 hereof.

  (xx) Indemnification. To the extent permitted by Section 7.3 hereof, to indemnify any Person with whom the Company has dealings.

  (xxi) Charitable Contributions. To make donations for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes, regardless of any direct benefit to the Company.

  (xxii) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 8.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Excess Shares Trust; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

  (xxiii) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company's status as a real estate investment trust under the REIT Provisions of the Code until such time as (i) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (ii) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and (iii) such resolution is approved by the holders of two-thirds ( 2/3) of the issued and outstanding Common Shares (as defined in Section 5.2 hereof).

  (xxiv) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

  (xxv) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

  (xxvi) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.

  (xxvii) Listing Shares. To cause the listing of the Shares at any time, but in no event shall such Listing occur more than ten (10) years after completion of the Initial Public Offering.

  (xxviii) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

3.3 Determination of Best Interest of Company.

  In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company's employees, suppliers, creditors and customers, (ii) the economy of the nation,
(iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.

                                  Article IV:

               INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS

4.1 Investment Objectives.

  The Company's primary investment objectives are to preserve, protect, and enhance the Company's assets; while (i) distributing dividends commencing in the initial year of Company operations; (ii) obtaining fixed income through the receipt of base rent on leased properties and interest on mortgage loans, and increasing the Company's income (and dividends) and providing protection against inflation through automatic increases in base rent and receipt of percentage rent, and obtaining fixed income through the receipt of payments on Secured Equipment Leases; (iii) qualifying and remaining qualified as a REIT for federal income tax purposes; and (iv) providing Stockholders of the Company with liquidity of their investment within five (5) to ten (10) years after commencement of the offering, either in whole or in part, through (a) Listing, or, (b) the commencement of orderly Sales of the Company's Properties and Secured Equipment Leases, (outside the ordinary course of business and consistent with its objective of qualifying as a REIT) and distribution of the proceeds thereof. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Sections 3.2(ii) and (xxiii) hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 7.2 hereof.

4.2 Operating Restrictions.

  In addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

    (i) The Company shall not operate so as to be classified as an "investment company" under the Investment Company Act of 1940, as amended.

    (ii) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

  The foregoing objectives may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Common Shares.

                                  Article V:

                                    SHARES

5.1 Authorized Shares.

  The capital stock of the Company shall be divided into Shares. The total number of Shares which the Company is authorized to issue is one hundred forty three million five hundred thousand (143,500,000) Shares, consisting of sixty two million five hundred thousand (62,500,000) Common Shares (as defined and described in

Section 5.2 hereof), three million (3,000,000) Preferred Shares (as defined and described in Section 5.3 hereof) and seventy-eight million (78,000,000) Excess Shares (as defined and described in Section 5.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

5.2 Common Shares.

  (i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

  (ii) Description. Common Shares (herein so called) shall have a par value of $.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 6.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors may classify or reclassify any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL.

  (iii) Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be declared by the Board of Directors of the Company out of funds legally available therefor.

  (iv) Dividend or Distribution Rights. The Directors from time to time may declare and pay to Stockholders such dividends or Distributions in cash or securities as the Directors in their discretion shall determine. The Directors shall endeavor to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5.2(iv) shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt by any Person in whose name any Equity Shares are registered on the records of the Company or by his duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Equity Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation; or distributions of in-kind property as long as the Directors (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors' offer.

  (v) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.6(iii) hereof) shall be determined in accordance with applicable law. Except as provided below as a consequence of the limitations on distributions to holders of Excess Shares, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the exchange of Common Shares, that portion of such aggregate assets available for distribution as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares then outstanding. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder of Excess Shares exceed (i) the price per share such holder paid for the Common Shares in the purported Transfer or Acquisition (as those terms are defined in Section 5.6(i) or change in capital structure or other transaction or event that resulted in the Excess Shares or (ii) if the holder did not give full value for such Excess Shares (as through a gift, a devise or other event or transaction), a price per share equal to the Market Price (as that term is defined in Section 5.6(i) for the Common Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and other holders of Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

  (vi) Voting Rights. Except as may be provided in these Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of common stock shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

5.3 Preferred Shares.

  The Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series, however, the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of Preferred Shares bears to the book value of the Common Shares or the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

    (i) The designation of the series, which may be by distinguishing number, letter or title.

    (ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

    (iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

    (iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

    (v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

    (vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

    (vii) Restrictions on the issuance of shares of the same series or of any other class or series.

    (viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.

    (ix) Any other relative rights, preferences and limitations on that series.

  Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

5.4 General Nature of Shares.

  All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation, the MGCL or in the resolution creating any class or series of Shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

5.5 No Issuance Of Share Certificates.

  The Company shall not issue share certificates. A Stockholder's investment shall be recorded on the books of the Company. To transfer his or her Shares a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, in a form substantially similar to Section 5.6(xii), and required by the Bylaws and the MGCL or other applicable law.

5.6 Restrictions On Ownership and Transfer.

  (i) Definitions. For purposes of Sections 5.6 and 5.7, the following terms shall have the following meanings:

  "Acquire" means the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

  "Beneficial Ownership" means ownership of Shares by an individual who would be treated as an owner of such Shares under Section 542(a)(2) of the Code, either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. For purposes of this definition, the term "individual" shall include any organization, trust, or other entity that is treated as an individual for purposes of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

  "Beneficiary" means a beneficiary of the Excess Shares Trust as determined pursuant to Section 5.7(i) hereof.

  "Closing Price" on any day shall mean the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the affected class or series of Equity Shares are not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the affected class or series of Equity Shares are listed or admitted to trading, or, if the affected class or series of Equity Shares are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use, or, if the affected class or series of Equity Shares are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the affected class or series of Equity Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the affected class or series of Equity Shares as of such day, as determined by the Board of Directors in its discretion.

  "Common Share Ownership Limit" means, with respect to the Common Shares, nine point eight percent (9.8%) of the outstanding Common Shares, subject to adjustment pursuant to Section 5.6(x) (but not more than nine point nine percent (9.9%) of the outstanding Common Shares, as so adjusted) and to the limitations contained in Section 5.6(xi).

  "Constructive Ownership" means ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares, either actually or constructively, directly or indirectly, through the application of Section 318 of the Code, as modified by Section 856(d)(5) thereof. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

  "Excess Shares Trust" means the trust created pursuant to Section 5.7(i) hereof.

  "Excess Shares Trustee" means the Company as trustee for the Excess Shares Trust, and any successor trustee appointed by the Company.

  "Market Price" means, until the Equity Shares are listed for trading on an exchange or market, a price determined on the basis of the quarterly valuation of the Company's assets. Upon listing of the Shares, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10) Trading Day period for which Closing Prices are available).

  "Ownership Limit" means the Common Share Ownership Limit or the Preferred Share Ownership Limit, or both, as the context may require.

  "Preferred Share Ownership Limit" means, with respect to the Preferred Shares, nine point eight percent (9.8%) of the outstanding shares of a particular series of Preferred Shares of the Company, subject to adjustment pursuant to Section 5.6(x) (but not more than nine point nine percent (9.9%) of the outstanding Preferred Shares, as so adjusted) and to the limitations contained in this Section 5.6.

  "Purported Beneficial Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the Person for whom the applicable Purported Record Holder held the Equity Shares that were, pursuant to Section 5.6(iii), automatically exchanged for Excess Shares upon the occurrence of such event or transaction. The Purported Beneficial Holder and the Purported Record Holder may be the same Person.

  "Purported Beneficial Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.6(ii). The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

  "Purported Record Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares that were, pursuant to Section 5.6(iii), automatically exchanged for Excess Shares upon the occurrence of such an event or transaction. The Purported Record Holder and the Purported Beneficial Holder may be the same Person.

  "Purported Record Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.6(ii). The Purported Record Transferee and the Purported Beneficial Transferee may be the same Person.

  "Restriction Termination Date" means the first day on which the Board of Directors of the Company determines, pursuant to Section 3.2(xxiii) hereof, that it is no longer in the best interests of the Company to attempt or continue to qualify as REIT.

  "Trading Day" means a day on which the principal national securities exchange on which the affected class or series of Equity Shares are listed or admitted to trading is open for the transaction of business or, if the affected class or series of Equity Shares are not listed or admitted to trading, shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

  "Transfer" means any sale, transfer, gift, hypothecation, assignment, devise or other disposition of a direct or indirect interest in Equity Shares or the right to vote or receive dividends on Equity Shares (including (i) the granting of any option (including any option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares, whether voluntary or involuntary, of record, constructively or beneficially, and whether by operation of law or otherwise. The terms "Transfers," "Transferred" and "Transferable" shall have correlative meanings.

  (ii) Ownership and Transfer Limitations.

  (a) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.6(ix) and Section 5.8, prior to the Restriction Termination Date, no Person shall Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit.

  (b) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.6(ix) and Section 5.8, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would result in any Person Beneficially or Constructively Owning Equity Shares in excess of the Common or Preferred Share Ownership Limit shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would otherwise be Beneficially or Constructively Owned by such Person in excess of the Common or Preferred Share Ownership Limit, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (c) Notwithstanding any other provision of these Articles of Incorporation, and except as provided in Section 5.8, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, or other purported change in Beneficial or Constructive Ownership (including actual ownership) of Equity Shares or other event or transaction that, if effective, would result in the Equity Shares being actually owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership (including actual ownership) with respect to that number of Equity Shares which otherwise would be owned by the transferee, and the intended transferee or subsequent owner (including a Beneficial Owner or Constructive Owner) shall acquire no rights in that number of Equity Shares.

  (d) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.8, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the

Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (e) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.8, prior to the Restriction Termination Date, any Transfer, Acquisition, change in capital structure of the Company, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would (i) cause the Company to own (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code and (ii) cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, shall be void ab initio as to the Transfer, Acquisition, change in capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to own an interest (directly or Constructively) in a tenant that is described in Section 856(d)(2)(B) of the Code, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (iii) Exchange for Excess Shares.

  (a) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction such that any Person would either Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit, then, except as otherwise provided in Section 5.6(ix), such Equity Shares (rounded up to the next whole number of shares) in excess of the Common or Preferred Share Ownership Limit automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V requires different terms. Such exchange shall be effective as of the close of business on the business day next preceding the date of the purported Transfer, Acquisition, change in capital structure, other change in purported Beneficial or Constructive Ownership of Equity Shares, or other event or transaction.

  (b) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction which, if effective, would result in a violation of any of the restrictions described in subparagraphs (b), (c), (d) and (e) of
Section 5.6(ii) or, directly or indirectly, would cause the Company for any reason to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code, or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, then the Equity Shares (rounded up to the next whole number of shares) being Transferred or which are otherwise affected by the change in capital structure or other purported change in Beneficial or Constructive Ownership and which, in any case, would cause the Company to be "closely held" within the meaning of such Section 856(h) or otherwise would cause the Company to fail to qualify as a REIT automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V requires different terms. Such exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer, Acquisition, change in capital structure, other purported change in Beneficial or Constructive Ownership or other event or transaction.

  (iv) Remedies For Breach. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer, Acquisition, change in the capital structure of the Company or other purported change in Beneficial or Constructive Ownership or other event or transaction has taken place in violation of Section 5.6(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any Equity Shares in violation of this Section 5.6, the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, Acquisition, change in the capital structure of the Company, other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction, including, but not limited to, refusing to give effect thereto on the books of the Company or instituting injunctive proceedings with respect thereto; provided, however, that any Transfer, Acquisition, change in the capital structure of the Company, attempted Transfer or other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction in violation of subparagraphs (b), (c), (d) and (e) of Section 5.6(ii) (as applicable) shall be void ab initio and where applicable automatically shall result in the exchange described in Section 5.6(iii), irrespective of any action (or inaction) by the Board of Directors or its designee.

  (v) Notice of Restricted Transfer. Any Person who acquires or attempts to Acquire Beneficial or Constructive Ownership of Equity Shares in violation of
Section 5.6(ii) and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Equity Shares resulting in an exchange for Excess Shares, pursuant to Section 5.6(iii), or otherwise shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition, or purported change in Beneficial or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall promptly provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, attempted Transfer, Acquisition, Attempted Acquisition or purported change in Beneficial or Constructive Ownership on the Company's status as a REIT.

  (vi) Owners Required To Provide Information. Prior to the Restriction Termination Date:

    (a) Every Beneficial or Constructive Owner of more than five percent (5%), or such lower percentages as determined pursuant to regulations under the Code or as may be requested by the Board of Directors, in its sole discretion, of the outstanding shares of any class or series of Equity Shares of the Company shall annually, no later than January 31 of each calendar year, give written notice to the Company stating (i) the name and address of such Beneficial or Constructive Owner; (ii) the number of shares of each class or series of Equity Shares Beneficially or Constructively Owned; and (iii) a description of how such shares are held. Each such Beneficial or Constructive Owner promptly shall provide to the Company such additional information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Company's status as a REIT and to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

    (b) Each Person who is a Beneficial or Constructive Owner of Equity Shares and each Person (including the Stockholder of record) who is holding Equity Shares for a Beneficial or Constructive Owner promptly shall provide to the Company such information as the Company, in its sole discretion, may request in order to determine the Company's status as a REIT, to comply with the requirements of any taxing authority or other governmental agency, to determine any such compliance or to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

  (vii) Remedies Not Limited. Nothing contained in this Article V except
Section 5.8 shall limit scope or application of the provisions of this Section 5.6, the ability of the Company to implement or enforce compliance with the terms thereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with the Ownership Limits for each class or series of Equity Shares and other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

  (viii) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 5.6, including any definition contained in Sections 1.5 and 5.6(i), the Board of Directors shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 5.6 with respect to any situation based on the facts known to it.

  (ix) Exception. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to the Board of Directors, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (c), (d) and (e) of Section 5.6(ii) will not be violated, may waive or change, in whole or in part, the application of the Common or Preferred Share Ownership Limit with respect to any Person that is not an individual, as such term is defined in Section 542(a)(2) of the Code. In connection with any such waiver or change, the Board of Directors may require such representations and undertakings from such Person or Affiliates and may impose such other conditions as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Company's status as a REIT.

  (x) Increase in Common or Preferred Share Ownership Limit. Subject to the limitations contained in Section 5.6(xi), the Board of Directors may from time to time increase the Common or Preferred Share Ownership Limit.

  (xi) Limitations on Modifications.

  (a) The Ownership Limit for a class or series of Equity Shares may not be increased and no additional ownership limitations may be created if, after giving effect to such increase or creation, the Company would be "closely held" within the meaning of Section 856(h) of the Code (assuming ownership of shares of Equity Shares by all Persons equal to the greatest of (A) the actual ownership, (B) the Beneficial Ownership of Equity Shares by each Person, or
(C) the applicable Ownership Limit with respect to such Person.

  (b) Prior to any modification of the Ownership Limit with respect to any Person, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure the Company's status as a REIT.

  (c) Neither the Preferred Share Ownership Limit nor the Common Share Ownership Limit may be increased to a percentage that is greater than nine point nine percent (9.9%).

  (xii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

  "The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (i) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (ii) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% of the outstanding shares of such series of Preferred Shares; or (iii) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being "closely held" under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership of Common Shares and/or Preferred Shares in excess of the above limitations and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Common or Preferred Shares resulting in an exchange for Excess Shares (as described below) immediately must notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted transfer, transaction or other event. Any Transfer or Acquisition of Common Shares and/or Preferred Shares or other event which results in violation of the ownership or transfer limitations set forth in the Company's Articles of Incorporation shall be void ab initio and the Purported Beneficial and Record Transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby automatically will be exchanged for Excess Shares to the extent of violation of such limitations, and such Excess Shares will be held in trust by the Company, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company's Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

5.7 Excess Shares.

  (i) Ownership In Trust. Upon any purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or event or transaction that results in Excess Shares pursuant to Section 5.6(iii), such Excess Shares shall be deemed to have been transferred to the Company, as Excess Shares Trustee of an Excess Shares Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to Section 5.6(v). Excess Shares so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee (or Purported Record Holder) shall have no rights in such Excess Shares except the right to designate a transferee of such Excess Shares upon the terms specified in Section 5.6(v). The Purported Beneficial Transferee shall have no rights in such Excess Shares except as provided in Section 5.7(iii) and (v).

  (ii) Distribution Rights. Excess Shares shall not be entitled to any dividends or Distributions (except as provided in Section 5.7(iii)). Any dividend or Distribution paid prior to the discovery by the Company that the Equity Shares have been exchanged for Excess Shares shall be repaid to the Company upon demand, and any dividend or Distribution declared but unpaid at the time of such discovery shall be void ab initio with respect to such Excess Shares.

  (iii) Rights Upon Liquidation.

  (a) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Preferred Shares of any specified series shall be entitled to receive, ratably with each other holder of Excess Shares resulting from the exchange of Preferred Shares of such series and each holder of Preferred Shares of such series, such accrued and unpaid dividends, liquidation preferences and other preferential payments, if any, as are due to holders of Preferred Shares of such series. In the event that holders of shares of any series of Preferred Shares are entitled to participate in the Company's distribution of its residual assets, each holder of Excess Shares resulting from the exchange of Preferred Shares of any such series shall be entitled to participate, ratably with (A) each other holder of Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (B) each holder of Preferred Shares of all series entitled to so participate; and (C) each holder of Common Shares and Excess Shares resulting from the exchange of Common Shares (to the extent permitted by Section 5.6(iii) hereof), that portion of the aggregate assets available for distribution (determined in accordance with applicable law) as the number of shares of such Excess Shares held by such holder bears to the total number of
(1) outstanding Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (2) outstanding Preferred Shares of all series entitled to so participate; and (3) outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything to the contrary herein notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares resulting from the exchange of Preferred Shares exceed (A) the price per share such holder paid for the Preferred Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the shares of Preferred Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Preferred Shares and Excess Shares resulting from the exchange of Preferred Shares to the extent permitted by the foregoing limitations.

  (b) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Common Shares shall be entitled to receive, ratably with (A) each other holder of such Excess Shares and (B) each holder of Common Shares, that portion of the aggregate assets available for distribution to holders of Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.6(iii)), determined in accordance with applicable law, as the number of such Excess Shares held by such holder bears to the total number of outstanding Common Shares and outstanding Excess Shares resulting from the exchange of Common Shares then outstanding. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares exceed (A) the price per share such holder paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Equity Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

  (iv) Voting Rights. The holders of Excess Shares shall not be entitled to vote on any matters (except as required by the MGCL).

  (v) Restrictions on Transfer; Designation of Beneficiary.

  (a) Excess Shares shall not be transferable. The Purported Record Transferee (or Purported Record Holder) may freely designate a Beneficiary of its interest in the Excess Shares Trust (representing the number of Excess Shares held by the Excess Shares Trust attributable to the purported Transfer or Acquisition that resulted in the Excess Shares), if (A) the Excess Shares held in the Excess Shares Trust would not be Excess Shares in the hands of such Beneficiary and (B) the Purported Beneficial Transferee (or Purported Beneficial Holder) does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Shares that exceeds (1) the price per share such Purported Beneficial Transferee (or Purported Beneficial Holder) paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (2) if the Purported Beneficial Transferee (or Purported Beneficial Holder) did not give value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares. Upon such transfer of an interest in the Excess Shares Trust, the corresponding Excess Shares in the Excess Shares Trust automatically shall be exchanged for an equal number of Equity Shares (depending on the type and class of Shares that were originally exchanged for such Excess Shares), and such Equity Shares shall be transferred of record to the Beneficiary of the interest in the Excess Shares Trust designated by the Purported Record Transferee (or Purported Record Holder), as described above, if such Equity Shares would not be Excess Shares in the hands of such Beneficiary. Prior to any transfer of any interest in the Excess Shares Trust, the Purported Record Transferee (or Purported

Record Holder) must give advance written notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under
Section 5.7(vi).

  (b) Notwithstanding the foregoing, if a Purported Beneficial Transferee (or Purported Beneficial Holder) receives a price for designating a Beneficiary of an interest in the Excess Shares Trust that exceeds the amounts allowable under subparagraph (i) of this Section 5.6(v), such Purported Beneficial Transferee (or Purported Beneficial Holder) shall pay, or cause the Beneficiary of the interest in the Excess Shares Trust to pay, such excess in full to the Company.

  (c) If any of the transfer restrictions set forth in this Section 5.6(v), or any application thereof, are determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the Purported Record Transferee (or Purported Record Holder) may be deemed, at the option of the Company, to have acted as the agent of the Company in acquiring the Excess Shares as to which such restrictions would otherwise, by their terms, apply and to hold such Excess Shares on behalf of the Company.

  (vi) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares, the Market Price at the time of such devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares) and (ii) the Market Price of the Equity Shares exchanged for such Excess Shares on the date the Company, or its designee, accepts such offer. The Company and its assignees shall have the right to accept such offer for a period of ninety
(90) days after the later of (i) the date of the purported Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial Ownership or other event or transaction which resulted in such Excess Shares and (ii) the date on which the Board of Directors determines in good faith that a Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial or Constructive Ownership resulting in Excess Shares has occurred, if the Company does not receive a notice pursuant to Section 5.6(v), but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 5.7(v).

  (vii) Remedies Not Limited. Nothing contained in this Article V except
Section 5.8 shall limit scope or application of the provisions of this Section 5.7, the ability of the Company to implement or enforce compliance with the terms hereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with applicable Share Ownership Limits and the other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

  (viii) Authorization. At such time as the Board of Directors authorizes a series of Preferred Shares pursuant to Section 5.3 of this Article V, without any further or separate action of the Board of Directors, there shall be deemed to be authorized a series of Excess Shares consisting of the number of shares included in the series of Preferred Shares so authorized and having terms, rights, restrictions and qualifications identical thereto, except to the extent that such Excess Shares are already authorized or this Article V requires different terms.

5.8 Settlements.

  Nothing in Sections 5.6 and 5.7 or in any other provision of these Articles of Incorporation shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the New York Stock Exchange or other national securities exchange on which the Common Shares are listed.

5.9 Severability.

  If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article V shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

5.10 Waiver.

  The Company shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article V if the Company determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

                                  Article VI:

                                 STOCKHOLDERS

6.1 Meetings of Stockholders.

  There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to be cast on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

6.2 Voting Rights of Stockholders.

  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters; (a) election or removal of Directors as provided in Sections 2.3, 2.5 and 6.1 hereof; (b) amendment of these Articles of Incorporation as provided in
Section 8.1 hereof; (c) termination of the Company as provided in Section 9.2 hereof; (d) reorganization of the Company as provided in Section 8.2 hereof;
(e) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section 8.3 hereof; and (f) termination of the Company's status as a real estate investment trust under the REIT Provisions of the Code, as provided in Section 3.2(xxiii) hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of two-thirds of the Shares outstanding and entitled to vote. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

6.3 Stockholder Action to be Taken by Meeting.

  Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company and may not be effected by any consent in writing of such Stockholders.

6.4 Right of Inspection.

  Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

6.5 Access to Stockholder List.

  An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the "Stockholder List"), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein and a copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The Company may impose a reasonable charge for expenses incurred in reproducing such Stockholder List. The Stockholder List may not be used for commercial purposes.

  If the Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

6.6 Reports.

  The Directors shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company an annual report for each fiscal year in accordance with the requirements of the Securities and Exchange Commission and the national securities exchange or over-the-counter market on which the Company's Securities are listed.

                                 Article VII:

          LIABILITY; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

7.1 Limitation of Stockholder Liability.

  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

7.2 Exculpation.

  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or any of the

Stockholders for money damages. Neither the amendment nor repeal of this
Section 7.2, nor the adoption or amendment of any provision of these Articles of Incorporation inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

7.3 Indemnification.

  Each person who is or was or who agrees to become a director or officer of the Company, or each person who, while a director of the Company, is or was serving or who agrees to serve, at the request of the Company, as a director, officer, partner, joint venture, employee or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Company, and shall be entitled to have paid on his behalf or be reimbursed for reasonable expenses in advance of final disposition of a proceeding, in accordance with the Bylaws of the Company, to the full extent permitted from time to time by the MGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws presently or hereafter in effect. The Company shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to any employee or agent of the Company, in accordance with the Bylaws of the Company. Without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article VII. Any amendment or repeal of this Article VII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

7.4 Express Exculpatory Clauses In Instruments.

  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

7.5 Transactions with Affiliates.

  The Company may engage in transactions with any Affiliates, subject to any express restrictions in these Articles of Incorporation (including Article IV and Section 5.7) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL
(S) 2-419 and other applicable law.

                                 Article VIII:

                    AMENDMENT; REORGANIZATION; MERGER, ETC.

8.1 Amendment.

  (i) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that (1) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (2) Section 8.2 hereof and this Section 8.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds ( 2/3) of the Shares then outstanding and entitled to vote thereon.

  (ii) The Directors, by a two-thirds ( 2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

  (iii) An amendment to these Articles of Incorporation shall become effective as provided in Section 10.5.

  (iv) These Articles of Incorporation may not be amended except as provided in this Section 8.1.

8.2 Reorganization.

  Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

8.3 Merger, Consolidation or Sale of Company Property.

  Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company also must be approved by a majority of the Directors not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

  In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from a competent independent appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the independent appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction which has not been approved by vote of at least two-thirds ( 2/3) of the Stockholders, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

    (i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

    (ii) one of the following:

      (a) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

      (b) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

  The Company is prohibited from participating in any proposed Roll-Up
  Transaction:

    (iii) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6 and 7.1 of these Articles of Incorporation;

    (iv) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to pre serve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

    (v) in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 6.4 and 6.5 hereof; or

    (vi) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

                                  Article IX:

                              DURATION OF COMPANY

9.1 Automatic Dissolution.

  The Company automatically will terminate and dissolve on December 31, 2005, will undertake orderly liquidation and Sales of Company Properties and Secured Equipment Leases, and will distribute any Net Sales Proceeds to Stockholders, unless Listing occurs, in which event the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

9.2 Dissolution of the Company by Stockholder Vote.

  The Company may be terminated at any time, without the necessity for concurrence by the Board of Directors, by the vote or written consent of a majority of the outstanding Equity Shares.

                                  Article X:

                                 MISCELLANEOUS

10.1 Governing Law.

  These Articles of Incorporation have been approved by the Directors executing the Articles of Amendment in which they are included and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

10.2 Reliance by Third Parties.

  Any certificate shall be final and conclusive as to any Persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of

Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders; (iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.

10.3 Provisions in Conflict with Law or Regulations.

  (i) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Section 8.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

  (ii) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

10.4 Construction.

  In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the "MGCL."

10.5 Recordation.

  These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

                              * * * * * * * * * *

                                                                       Exhibit B

         APF's Restated Articles (marked to show changes from Existing Articles)

--------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                       CNL AMERICAN PROPERTIES FUND, INC.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Article I: THE COMPANY; DEFINITIONS.......................................  B-1
1.1Name...................................................................  B-1
1.2Resident Agent.........................................................  B-1
1.3Nature of Company......................................................  B-1
1.4Purposes...............................................................  B-1
1.5Definitions............................................................  B-1

Article II: BOARD OF DIRECTORS............................................  B-7
2.1Number.................................................................  B-7
2.2Committees.............................................................  B-8
2.3Initial Board; Term....................................................  B-8
2.4Fiduciary Obligations..................................................  B-8
2.5Resignation, Removal or Death..........................................  B-9
2.6Business Combination Statute...........................................  B-9
2.7Control Share Acquisition Statute......................................  B-9

Article III: POWERS OF DIRECTORS..........................................  B-9
3.1General................................................................  B-9
3.2Specific Powers and Authority.......................................... B-10
3.3Determination of Best Interest of Company.............................. B-14

Article IV: INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS.............. B-18
4.1Investment Objectives.................................................. B-18
4.2Operating Restrictions................................................. B-19

Article V: SHARES......................................................... B-22
5.1Authorized Shares...................................................... B-22
5.2Common Shares.......................................................... B-22
5.3Preferred Shares....................................................... B-23
5.4General Nature of Shares............................................... B-24
5.5No Issuance Of Share Certificates...................................... B-24
5.6Restrictions On Ownership and Transfer................................. B-24
5.7Excess Shares.......................................................... B-30
5.8Settlements............................................................ B-33
5.9Severability........................................................... B-33
5.10Waiver................................................................ B-33

Article VI: STOCKHOLDERS.................................................. B-34
6.1Meetings of Stockholders............................................... B-34
6.2Voting Rights of Stockholders.......................................... B-34
6.3Stockholder Action to be Taken by Meeting.............................. B-34
6.4Right of Inspection.................................................... B-34
6.5Access to Stockholder List............................................. B-35
6.6Reports................................................................ B-35

Article VII: LIABILITY; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY... B-36
7.1Limitation of Stockholder Liability.................................... B-36
7.2Exculpation............................................................ B-36
7.3Indemnification........................................................ B-36
7.4Express Exculpatory Clauses In Instruments............................. B-37
7.5Transactions with Affiliates........................................... B-37

Article VIII: AMENDMENT; REORGANIZATION; MERGER, ETC....................... B-38
8.1Amendment............................................................... B-38
8.2Reorganization.......................................................... B-38
8.3Merger, Consolidation or Sale of Company Property....................... B-39

Article IX: DURATION OF COMPANY............................................ B-40
9.1Automatic Dissolution................................................... B-40
9.2Dissolution of the Company by Stockholder Vote.......................... B-40

Article X: MISCELLANEOUS................................................... B-40
10.1Governing Law.......................................................... B-40
10.2Reliance by Third Parties.............................................. B-40
10.3Provisions in Conflict with Law or Regulations......................... B-40
10.4Construction........................................................... B-41
10.5Recordation............................................................ B-41

                             ARTICLE I:Article I:

                           THE COMPANY; DEFINITIONS

SECTION 2.11.1 Name.

  The name of the corporation (the "Company") is:

                      CNL American Properties Fund, Inc.

  So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name, (and the word "Company" wherever used in these Second Amended and Restated Articles of Incorporation Amendment and Restatement of CNL American Properties Fund, Inc. (these "Articles of Incorporation"), except where the context otherwise requires,) shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

  Under circumstances in which the Directors determine that the use of the name "CNL American Properties Fund, Inc." is not practicable, they may use any other designation or name for the Company.

SECTION 1.21.2 Resident Agent.

  The name and address of the resident agent for service of process of the Company in the State of Maryland shall be is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

SECTION 1.31.3 Nature of Company.

  The Company is a Maryland corporation within the meaning of the MGCL.

SECTION 1.41.4 Purposes .

  The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property; (ii) to engage in the business of offering furniture, fixture, and equipment financing to operators of Restaurant Chains; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

1.11.5 Definitions.

  As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article V Article VII hereof are defined in Sections 5.2, 5.3,
5.6 and 5.7 7.2, 7.3, 7.6, and 7.7 hereof):

  "Acquisition Expenses" shall mean any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection or acquisition of any Property, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance.

  "Acquisition Fee" shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person or entity to any other Person or entity (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in mortgage loans and the selection or acquisition of any Property, including, without limitation, real estate commissions, acquisition fees, finder's fees, selection fees, nonrecurring management fees, consulting fees, loan fees, points, or any other fees or commissions of a similar nature.

  "Advisor" or "Advisors" means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions.

  "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust or other association (other than the Excess Shares Trust),
(i) any Person or entity directly or indirectly,; through one or more intermediaries controlling, controlled by, or under common control with another person or entity; (ii) any Person or entity, directly or indirectly owning or controlling ten percent (10%) or more of the outstanding voting securities of another Person or entity; (iii) any officer, director, partner or trustee of such Person or entity; (iv) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) if such other Person or entity is an officer, director, partner, or trustee of a Person or entity, the Person or entity for which such Person or entity acts in any such capacity.

  "Asset Management Fee" shall mean the fee payable to the Advisor for specified day-to-day professional management services in connection with the Company and its Properties pursuant to the Advisory Agreement.

  "Average Invested Assets" shall mean, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in Properties and loans secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

  "Bylaws" means the bylaws of the Company, as the same are in effect from time to time.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

  "Company Property" means any and all property, real, personal or otherwise, tangible or intangible, including without limitation mortgage loans, interests in trust certificates and Secured Equipment Leases, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

  "Competitive Real Estate Commission" means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property. The total of all real estate commissions paid by the Company to all Persons (including the subordinated real estate disposition fee payable to the Advisor) in connection with any Sale of one or more of the Company's Properties shall not exceed the lesser of (i) a Competitive Real Estate Commission or (ii) six percent (6%) of the gross sales price of the Property or Properties.

  "Directors," "Board of Directors" or "Board" means, collectively, the individuals named in Section 2.32.4 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

  "Distributions" means any distributions of money or securities by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. The Company will make no distributions other than distributions of money or securities.

  "Equipment" shall mean the furniture, fixtures and equipment used at Restaurant Facilities.

  "Equity Shares" means transferable shares of beneficial interest of the Company of any class or series, including Common Shares or Preferred Shares.

  "Gross Proceeds" means the aggregate purchase price of all Shares sold for the account of the Company through the offering, without deduction for selling commissions, volume discounts, the marketing support and due diligence expense reimbursement fee or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Managing Dealer or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be $10.00.

  "Independent Director" means a Director who is not, and within the last two
(2) years has not been, directly or indirectly associated with the Advisor by virtue of (i) ownership of an interest in the Advisor or its Affiliates, (ii) employment by the Advisor or its Affiliates, (iii) service as an officer or director of the Advisor or its Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts advised by the Advisor, or
(vi) maintenance of a material business or professional relationship with the Advisor or any of its Affiliates. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor and Affiliates exceeds five percent (5%) of either the Director's annual gross revenue during either of the last two (2) years or the Director's net worth on a fair market value basis. An indirect relationship shall include circumstances in which a Director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor, any of its Affiliates or the Company.

  "Independent Expert" means a person or entity with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

  "Initial Public Offering" means the offering and sale of Common Shares of the Company pursuant to the Company's first effective registration statement covering such Common Shares filed under the Securities Act of 1933, as amended.

  "Invested Capital" means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company's share redemption plan.

  "Joint Ventures" means those joint venture or general partnership arrangements in which the Company is a co-venturer or general partner which are established to acquire Properties.

  "Leverage" means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

  "Listing" means the listing of the Shares of the Company on a national securities exchange or over-the-counter market.

  "Loan" means a loan, the maximum principal amount of which shall not exceed 10% of Gross Proceeds.

  "Managing Dealer" means CNL Securities Corp., an Affiliate of the Advisor, or such other person or entity selected by the Board of Directors to act as the managing dealer for the offering. CNL Securities Corp. is a member of the National Association of Securities Dealers, Inc.

  "MGCL" means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

  "Mortgages" means mortgages, deeds of trust or other security interests on or applicable to Real Property.

  "NASAA REIT Guidelines" means the guidelines for Real Estate Investment Trusts published by the North American Securities Administrators Association.

  "Net Assets" means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

  "Net Income" shall mean for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company's assets.

  "Net Sales Proceeds" means in the case of a transaction described in clause
(i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of all real estate commissions and closing costs paid by the Company. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of any legal and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture. In the case of a transaction or series of transactions described in clause (i)(D) of the Definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of all commissions and closing costs paid by the Company. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby and reinvested in one or more Properties within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include, in the case of any Property consisting of a building only, any amounts that the Company determines, in its discretion, to be economically equivalent to the proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.

  "Operating Expenses" shall include all costs and expenses incurred by the Company, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to Company business, including (a) advisory fees, (b) the Soliciting Dealer Servicing Fee, (c) the Asset Management Fee, (d) the Performance Fee, and (e) the Subordinated Incentive Fee, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments,
(iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) the Advisor's subordinated ten percent (10%) share of Net Sales Proceeds, (vi) the Secured Equipment Lease Servicing Fee, and (vii) Acquisition Fees and Acquisition Expenses, real estate commissions on the resale of property, and other expenses connected with the acquisition and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

  "Organizational and Offering Expenses" means any and all costs and expenses, other than Selling Commissions, the 0.5% marketing support and due diligence expense reimbursement fee, and the Soliciting Dealer Servicing Fee incurred by the Company, the Advisor or any Affiliate of either in connection with the formation, qualification and registration of the Company and the marketing and distribution of Shares, including, without limitation, the following: legal, accounting and escrow fees; printing, amending, supplementing, mailing and distributing costs; filing, registration and qualification fees and taxes; telegraph and telephone costs; and all advertising and marketing expenses, including the costs related to investor and broker-dealer sales meetings. The Organizational and Offering Expenses paid by the Company in connection with formation of the Company, together with all Selling Commissions, the 0.5% marketing support and due diligence reimbursement fee, and the Soliciting Dealer Servicing Fee incurred by the Company, will not exceed fifteen percent (15%) of the proceeds raised in connection with such offering.

  "Performance Fee" means the fee payable to the Advisor under certain circumstances if certain performance standards have been met and the Subordinated Incentive Fee has not been paid.

  "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include (i) an underwriter that participates in a public offering of Equity Shares for a period of sixty (60) days following the initial purchase by such underwriter of such Equity Shares in such public offering, or (ii) CNL Fund Advisors, Inc., during the period ending December 31, 1995, provided that the foregoing exclusions shall apply only if the ownership of such Equity Shares by an underwriter or CNL Fund Advisors, Inc. would not cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

  "Property" or "Properties" means (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only, which are acquired by the Company, either directly or through joint venture arrangements or other partnerships or similar arrangements.

  "Prospectus" means the same as that term is defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.

  "Real Estate Asset Value" shall mean the amount actually paid or allocated to the purchase, development, construction or improvement of a Property, exclusive of Acquisition Fees and Acquisition Expenses.

  "Real Property" or "Real Estate" means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

  "REIT" means a "real estate investment trust" as defined pursuant to Sections 856 through 860 of the Code.

  "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

  "Restaurant Chains" shall mean the national and regional restaurant chains, primarily fast-food, family-style, and casual dining chains, to be selected by the Advisor, who themselves or through their franchisees will either (i) lease the Properties purchased by the Company or (ii) become lessees of Secured Equipment Leases.

  "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

  "Roll-Up Transaction" shall mean a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the investment objectives of the Company.

  "Sale" or "Sales" (i) means any transaction or series of transactions whereby: (A) the Company sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of the building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Company sells, grants, conveys, or relinquishes its interest in any Secured Equipment Lease or portion thereof, including any event with respect to any Secured Equipment Lease which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) shall not include any transaction or series of transactions specified in clause (i)(A), (i)(B), or (i)(C) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Properties or Secured Equipment Leases within one hundred eighty (180) days thereafter.

  "Secured Equipment Leases" means the furniture, fixtures and equipment financing made available by the Company. to operators of Restaurant Chains pursuant to which the Company will finance, through direct financing leases, the Equipment.

  "Secured Equipment Lease Servicing Fee" means the fee payable to the Advisor by the Company out of the proceeds of the Loan for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease.

  "Securities" means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

  "Selling Commissions" shall mean any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to CNL Securities Corp.

  "Shares" means shares of beneficial interest of the Company of any class or series, including Common Shares, Preferred Shares and Excess Shares. up to 16,500,000 Shares of common stock of the Company to be sold in the Initial Public Offering.

  "Soliciting Dealers" means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Managing Dealer to sell Shares.

  "Soliciting Dealer Servicing Fee" means an annual fee of .20% of Invested Capital on December 31 of each year following the year in which the offering of the Shares terminates, payable to the Managing Dealer, which in turn may reallow all or a portion of such fee to the Soliciting Dealers whose clients hold Shares on such date.

  "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

    a. taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

    b. receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

    c. having a substantial number of relationships and contacts with the Company,

    d. possessing significant rights to control Company properties;

    e. receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or

    f. providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

  "Stock Option Plan" means a plan that provides for the matters set forth in Rule 260.140.41 of Section 25140 of the Corporations Code of California, as in effect as of the date of these Articles of Incorporation.

  "Stockholders' 7% Return," as of each date, means an aggregate amount equal to a seven percent (7%) cumulative, noncompounded, annual return on Invested Capital.

  "Stockholders" means the registered holders of the Company's Equity Shares.

  "Subordinated Incentive Fee" means the fee payable to the Advisor under certain circumstances if the Shares are listed on a national securities exchange or over-the-counter market.

  "Successor" means any successor in interest of the Company.

  "Termination Date" means the date of termination of the Advisory Agreement.

  "Unimproved Real Property" means Property in which the Company has an equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

                            ARTICLE II:Article II:

                              BOARD OF DIRECTORS

SECTION 2.12.1 Number.

  The number of Directors initially shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office or by a majority vote of the Stockholders entitled to vote;: provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. A majority of the Board of Directors will be Independent Directors. Independent Directors shall nominate replacements for vacancies among the Independent Directors. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the Directors. Any other vacancy will be filled at any annual meeting or at any special meeting of the Stockholders called for that purpose, by a majority of the Common Shares outstanding and entitled to vote. For the purposes of voting for directors, each Share of stock may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

SECTION 2.2 Experience.

  A Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

SECTION 2.32.2 Committees.

  Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion., provided that the majority of the members of each committee are Independent Directors.

SECTION 2.42.3 Initial Board; Term.

  The initial Directors are James M. Seneff, Jr., Robert A. Bourne, G. Richard Hostetter, J. Joseph Kruse and Richard C. Huseman. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

  The names and address of the initial Directors are as follows:

      Name                  Address
      ----                  ----------------------------------------
      James M. Seneff, Jr.  CNL Center at City Commons
                            450 South Orange Avenue 400 E. South
                            Street Orlando, Florida 32801
      Robert A. Bourne      CNL Center at City Commons
                            450 South Orange Avenue 400 E. South
                            Street Orlando, Florida 32801
      G. Richard Hostetter  CNL Center at City Commons
                            450 South Orange Avenue 400 E. South
                            Street Orlando, Florida 32801
      J. Joseph Kruse       CNL Center at City Commons
                            450 South Orange Avenue 400 E. South
                            Street Orlando, Florida 32801
      Richard C. Huseman    CNL Center at City Commons
                            450 South Orange Avenue 400 E. South
                            Street Orlando, Florida 32801

SECTION 2.52.4 Fiduciary Obligations.

  The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company., including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

SECTION 2.6 Approval by Independent Directors.

  A majority of Independent Directors must approve all matters to which Sections 2.1, 3.2(vii) and (xii), 3.3, 4.1, 4.2, 4.6, 4.7, 4.8, 4.10, 4.13,
5.2, 5.4(xiii) and (xiv), 6.3, 6.4, 8.1, 8.2, 9.2 and 9.4 herein apply.

SECTION 2.72.5 Resignation, Removal or Death.

  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote in the election of the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any such right, title or interest in and to the Company Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any Company Property held in his name, and shall account to the remaining Directors as they require for all property which he holds as Director. Upon the incapacity or death of any Director, his legal representative shall perform the acts described in the foregoing sentence.

SECTION 2.82.6 Business Combination Statute.

  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

SECTION 2.92.7 Control Share Acquisition Statute.

  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

                           ARTICLE III:Article III:

                              POWERS OF DIRECTORS

SECTION 3.13.1 General.

  Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by these Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in Article IV this Article III and
Article V hereof and shall monitor the administrative procedures, investment operations, Secured Equipment Lease program and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. A majority of the Board of Directors, including a majority of Independent Directors, has approved hereby ratify these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of these Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

3.2 Specific Powers and Authority.

  Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

  (i) Investments. Subject to Article IV and Section 7.5 Article V and Section
9.5 hereof, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors, or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

  (ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board of Directors determines, by vote of at least two-thirds ( 2/3) of the Directors, that it no longer is in the best interests of the Company to qualify as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to
Section 6.2. 8.2.

  (iii) Sale, Disposition and Use of Property. Subject to Article IV Article V and Sections 7.5 and 8.3 Sections 9.5 and 10.3 hereof, to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

  (iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Directors determine; to reacquire such Securities of the Excess Shares Trust; to enter into other contracts or obligations on behalf of the Excess Shares Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company. ; provided, however, that the Companys Leverage may not exceed 300% of Net Assets.

  (v) Lending. Subject to the provisions of Section 7.5 9.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

  (vi) Secured Equipment Leases. To engage in the business of offering furniture, fixture, and equipment financing to the operators of Restaurant Chains, provided, however, that the Company shall use its best efforts to ensure that the total value of Secured Equipment Leases, in the aggregate will not exceed 25% of the Company's total assets and that Secured Equipment Leases to a single lessee, in the aggregate, will not exceed 5% of the Company's total assets.

  (vii) Issuance of Securities. Subject to the provisions of Article V Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the Securities of the Company on any securities exchange; and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company. Notwithstanding the foregoing, the Organizational and Offering Expenses paid in connection with the REITs formation or the syndication of its Shares through the Initial Public Offering shall be reasonable and shall in no event exceed an amount equal to fifteen percent (15%) of the proceeds raised in the Initial Public Offering.

  (viii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

  (ix) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company's affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

  (x) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

  (xi) Allocation; Accounts. To determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders' equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

  (xii) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

  (xiii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Secured Equipment Leases and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

  (xiv) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company's Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 7.5 9.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors, or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

  (xv) Associations. Subject to Section 7.5 9.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

  (xvi) Reorganizations, Etc. Subject to Sections 8.2 and 8.3 10.2 and 10.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

  (xvii) bInsurance. To purchase and pay for out of Company Property insurance policies insuring the Company and the Company Property against any and all risks, and insuring the Stockholders, Directors, officers, Advisors, Affiliates, employees and agents of the Company individually (each an "Insured") against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 7.3 9.2 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board of Directors' power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the NASAA REIT Guidelines.

  (xviii) Executive Compensation, Pension and Other Plans. To adopt and implement executive compensation, pension, profit sharing, share option, share bonus, share purchase, share appreciation rights, restricted share, savings, thrift, retirement, incentive or benefit plans, trusts or provisions, applicable to any or all Directors, officers, employees or agents of the Company, or to other Persons who have benefited the Company, all on such terms and for such purposes as the Directors may determine or the Bylaws provide.

  (xix) Distributions. To declare and pay dividends Dividends or other distributions to Stockholders, subject to the provisions of Section 5.4 7.4 hereof.

  (xx) Indemnification. To the extent permitted by Section 7.3 9.2 hereof, to indemnify any Person with whom the Company has dealings. The Board of Directors' ability to indemnify any Person shall be limited to indemnification provisions that comply with all applicable state laws and the NASAA REIT Guidelines.

  (xxi) Charitable Contributions. To make donations for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes, regardless of any direct benefit to the Company.

  (xxii) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 8.2 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Excess Shares Trust; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

  (xxii)(xxiii) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company's status as a real estate investment trust under the REIT Provisions of the Code until such time as (i) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (ii) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and (iii) such resolution is approved by the holders of two-thirds ( 2/3) of the issued and outstanding Common Shares (as defined in Section 5.2 7.2 hereof).

  (xxiv) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

  (xxv) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

  (xxvi) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.

  (xxvii) Listing Shares. To cause the listing of the Shares at any time, after completion of the Initial Public Offering but in no event shall such Listing occur more than ten (10) years after completion of the Initial Public oOffering.

  (xxviii) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

SECTION 3.33.3 Determination of Best Interest of Company.

  In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company's employees, suppliers, creditors and customers, (ii) the economy of the nation,
(iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.

                                  ARTICLE IV:

                                    ADVISOR

SECTION 4.1 Appointment and Initial Investment of Advisor.

  The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor is the holder of 20,000 Shares, representing an initial investment of $200,000.

SECTION 4.2 Supervision of Advisor.

  The Directors shall evaluate the performance of the Advisor before entering into or renewing an advisory contract and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company (including the Secured Equipment Lease program), to act as agent for the Company to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Directors.

  The Directors are responsible for monitoring the administrative procedures, investment operations, Secured Equipment Lease program and performance of the Company and the Advisor to assure that such procedures, operations and programs are in the best interests of the Stockholders and are fulfilled.

  The Board of Directors is also responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are in the best interests of the Stockholders. In addition, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. The Board of Directors also will be responsible for reviewing the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services to be performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Board of Directors will consider factors such as the Net Assets and Net Income of the Company, the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Company's portfolio, the success of the Advisor in generating opportunities that meet the investment objectives of the Company, rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business, the quality and extent of service and advice furnished by the Advisor, the performance of the investment portfolio of the Company and the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account. The Directors also shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 4.3 Fiduciary Obligations.

  The Advisor has a fiduciary responsibility to the Company and to the Stockholders.

SECTION 4.4 Affiliation and Functions.

  The Directors, by resolution or in the Bylaws, may provide guidelines, provisions, or requirements concerning the affiliation and functions of the Advisor.

SECTION 4.5 Termination.

  Either a majority of the Independent Directors or the Advisor may terminate the advisory contract on sixty (60) days' written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

SECTION 4.6 Real Estate Commission on Resale of Property.

  The Company shall pay the Advisor a deferred, subordinated real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half ( 1/2) of a Competitive Real Estate Commission, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee shall be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties and shall be subordinated to receipt by the Stockholders of Dividends equal to the sum of
(i) their aggregate Stockholders' 7% Return and (ii) their aggregate Invested Capital. If, at the time of a Sale, payment of such disposition fee is deferred because the subordination conditions have not been satisfied, then the disposition fee shall be paid at such later time as the subordination conditions are satisfied. Upon Listing, if the Advisor has accrued but not been paid such real estate disposition fee, then for purposes of determining whether the subordination conditions have been satisfied, stockholders will be deemed to have received a Dividend in the amount equal to the product of the total number of shares outstanding and the average closing price of the Shares over a period, beginning 180 days after Listing, of 30 days during which the Shares are traded.

SECTION 4.7 Subordinated Share of Net Sales Proceeds.

  The Company shall pay the Advisor a deferred, subordinated share from a Sale or Sales of a Property or Secured Equipment Lease, whether or not in liquidation of the Company, equal to 10% of Net Sales Proceeds remaining after receipt by the Stockholders of Dividends equal to the sum of (i) the Stockholders' 7% Return and (ii) 100% of Invested Capital. Following Listing, no share of Net Sales Proceeds will be paid to the Advisor.

SECTION 4.8 Incentive Fees.


  (i) At such time, if any, as Listing occurs, the Advisor shall be paid the Subordinated Incentive Fee in an amount equal to ten percent (10%) of the amount by which (i) the market value of the Company (as defined below) plus the total Dividends paid to Stockholders from the Company's inception until the date of Listing exceeds (ii) the sum of (A) one hundred percent (100%) of Invested Capital and (B) the total Dividends required to be paid to the Stockholders in order to pay the Stockholders' 7% Return from inception through the date the market value is determined. For purposes of calculating the Subordinated Incentive Fee, the market value of the Company shall be the average closing price or average of bid and asked price, as the case may be, over a period of thirty (30) days during which the Shares are traded with such period beginning one hundred eighty (180) days after Listing. In the case of multiple Advisors, Advisors and any Affiliate shall be allowed incentive fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to

Company assets by each respective Advisor or any Affiliate. The Subordinated Incentive Fee will be reduced by the amount of any prior payment to the Advisor of a deferred, subordinated share of Net Sales Proceeds from a Sale or Sales of a Property or Secured Equipment Lease.

  (ii) In no event shall the Company pay a single Advisor both the Subordinated Incentive Fee and the deferred subordinated share of Net Sales Proceeds.

  (iii) In the event that the Company becomes a perpetual life entity (which will occur) if the Shares become listed on a national securities exchange or over-the-counter market, the Company and the Advisor will negotiate in good faith a fee structure appropriate for an entity with a perpetual life, subject to approval by a majority of the Independent Directors. In negotiating a new fee structure, the Independent Directors shall consider all of the factors they deem relevant. These are expected to include, but will not necessarily be limited to: (i) the amount of the advisory fee in relation to the asset value, composition, and profitability of the Company's portfolio; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by Advisors that perform the same or similar services; (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, and number and frequency of problem investments; and (vii) the quality of the Property portfolio of the Company in relationship to the investments generated by the Advisor for its own account. The Board of Directors, including a majority of the Independent Directors, may not approve a new fee structure that, in its judgment, is more favorable to the Advisor than the current fee structure.

SECTION 4.9 Performance Fee.

  Upon termination of the Advisory Agreement, the Advisor shall be entitled to receive a Performance Fee if performance standards satisfactory to a majority of the Board of Directors, including a majority of the Independent Directors, when compared to (a) the performance of the Advisor in comparison with its performance for other entities; and (b) the performance of other advisors for similar entities, have been met. If Listing has not occurred, the Performance Fee, if any, shall equal ten percent (10%) of the amount, if any, by which (i) the appraised value of the Properties and Secured Equipment Leases on the Termination Date, less the amount of all indebtedness secured by Properties and Secured Equipment Leases, plus the total Dividends paid to Stockholders from the Company's inception through the Termination Date, exceeds (ii) Invested Capital plus an amount equal to the Stockholders' 7% Return from inception through the Termination Date. The Advisor shall be entitled to receive all accrued but unpaid compensation and expense reimbursements in cash within thirty (30) days of the Termination Date. All other amounts payable to the Advisor in the event of a termination shall be evidenced by a promissory note and shall be payable from time to time. The Performance Fee shall be paid in twelve (12) equal quarterly installments without interest on the unpaid balance, provided, however, that no payment will be made in any quarter in which such payment would jeopardize the Company's REIT status, in which case any such payment or payments will be delayed until the net quarter in which payment would not jeopardize REIT status. Notwithstanding the preceding sentence, any amounts which may be deemed payable at the date the obligation to pay the Performance Fee is incurred which relate to the appreciation of the Company's Properties shall be an amount which provides compensation to the terminated Advisor only for that portion of the holding period for the respective Properties during which such terminated Advisor provided services to the Company. Upon Listing, the Performance Fee, if any, payable thereafter will be as negotiated between the Company and the Advisor. The Advisor shall not be entitled to payment of the Performance Fee in the event the Advisory Agreement is terminated because of failure of the Company and the Advisor to establish a fee structure appropriate for a perpetual-life entity at such time, if any, as the Shares become listed on a national securities exchange or over-the-counter market. The Performance Fee, to the extent payable at the time of Listing, will not be paid in the event that the Subordinated Incentive Fee is paid.

SECTION 4.10 Acquisition Fee and Acquisition Expenses.

  The Company shall pay the advisor a fee in the amount of 4.5% of Gross Proceeds from the sale of Shares as Acquisition Fees. The Acquisition Fees shall be reduced to the extent that, and if necessary to limit, the total compensation paid to all persons involved in the acquisition of any Property to the amount customarily charged in arms-length transactions by other persons or entities rendering similar services as an ongoing public activity in the same geographical location and for comparable types of Properties, and to the extent that other acquisition fees, finder's fees, real estate commissions, or other similar fees or commissions are paid by any person in connection with the transaction. The Company shall reimburse the Advisor for Acquisition Expenses incurred in connection with the initial selection and acquisition of Properties, provided that reimbursement shall be limited to the actual cost of goods and services used by the Company and obtained from entities not affiliated with the Advisor, or the lesser of the actual cost or 90% of the competitive rate charged by unaffiliated persons providing similar goods and services in the same geographic location for goods or services provided by the Advisor or its Affiliates. The total of all Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed an amount equal to six percent (6%) of the contract price of a Property, or in the case of a mortgage loan, six percent (6%) of the funds advanced unless a majority of the Board of Directors, including a majority of the Independent Directors, not otherwise interested in the transaction approves fees in excess of these limits subject to a determination that the transaction is commercially competitive, fair and reasonable to the Company.

SECTION 4.11 Asset Management Fee.

  The Company shall pay the Advisor monthly Asset Management Fee in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month. Specifically, Real Estate Asset Value equals the amount invested in the Properties wholly owned by the Company, determined on the basis of cost, plus, in the case of Properties owned by any Joint Venture or partnership in which the Company is a co-venturer or partner, the portion of the cost of such Properties paid by the Company, exclusive of Acquisition Fees and Expenses. Payment of a portion of the monthly Asset Management Fee (one-twelfth of .25% of the Company's Real Estate Asset Value) is noncumulative and subordinated to payment of the Stockholders' 7% Return and will be payable in arrears on a quarterly basis. The Asset Management Fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the Asset Management Fee not taken as to any fiscal year shall be deferred without interest and may not be taken in such other fiscal year as the Advisor shall determine.

SECTION 4.12 Secured Equipment Lease Servicing Fee.

  The Company shall pay the Advisor a fee out of the proceeds of the Loan for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease.

SECTION 4.13 Reimbursement for Operating Expenses.

  The Company shall not reimburse the Advisor at the end of any fiscal quarter Operating Expenses that, in the four consecutive fiscal quarters then ended (the "Expense Year") exceed (the "Excess Amount") the greater of 2% of Average Invested Assets or 25% of Net Income (the "2%/25% Guidelines") for such year. If there is an Excess Amount in any Expense Year and the Independent Directors determine that such excess was justified, based on unusual and nonrecurring factors which they deem sufficient, the Excess Amount may be carried over and included in Operating Expenses in subsequent Expense Years, and reimbursed to the Advisor in one or more of such years, provided that Operating Expenses in any Expense Year, including any Excess Amount to be paid to the Advisor, shall not exceed the 2%/25% Guidelines. Within 60 days after the end of any fiscal quarter of the Company for which total Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the

Independent Directors considered in determining that such excess expenses were justified. Such determination shall be reflected in the minutes of the meetings of the Board of Directors.

                             ARTICLE V:Article IV:

         Investment Objectives And Operating Restrictions Limitations

SECTION 5.14.1 Investment Objectives.

  The Company's primary investment objectives are to preserve, protect, and enhance the Company's assets; while (i) distributing Ddividends commencing in the initial year of Company operations; (ii) obtaining fixed income through the receipt of base rent on leased properties and interest on mortgage loans, and increasing the Company's income (and Ddividends) and providing protection against inflation through automatic increases in base rent and receipt of percentage rent, and obtaining fixed income through the receipt of payments on Secured Equipment Leases; (iii) qualifying and remaining qualified as a REIT for federal income tax purposes; and (iv) providing Stockholders of the Company with liquidity of their investment within five (5) to ten (10) years after commencement of the offering, either in whole or in part, through (a) Listing, or, (b) the commencement of orderly Sales of the Company's Properties and Secured Equipment Leases, (outside the ordinary course of business and consistent with its objective of qualifying as a REIT) and distribution of the proceeds thereof. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Sections 3.2(ii) and (xxiii) 3.2(v) hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section
7.2 9.2 hereof.

SECTION 5.2 Review of Objectives.

  The Independent Directors shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

SECTION 5.3 Certain Permitted Investments.

  (i) The Company may invest in Properties related to the fast-food, family-style and casual dining segments of the restaurant industry, in various locations across the United States.

  (ii) The Company may invest in Joint Ventures with the Advisor, one or more Directors or any Affiliate, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

  (iii) The Company may invest in equity securities if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

  (iv) The Company may offer Secured Equipment Leases to operators of Restaurant Chains provided that a majority of Directors (including a majority of Independent Directors) approve the Secured Equipment Leases as being fair, competitive and commercially reasonable.

SECTION 5.44.2 Operating Restrictions. Investment Limitations.

  In addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

    (i) Not more than 10% of the Company's total assets shall be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real property" does not include any Property or Real Estate Financing property acquisitions under construction, under contract for development or planned for development within one year.

    (ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to interest rate futures, when used solely for hedging purposes.

    (iii) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which a majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Advisor, Directors, or Affiliates, such appraisal of the underlying property must be obtained from an independent expert. Such appraisal shall be maintained in the Company's records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

    (iv) The Company shall not make or invest in mortgage loans, including construction loans, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Company" shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

    (v) The Company shall not make or invest in any mortgage loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Director or their Affiliates. In addition, the Company shall not invest in any security of any entity holding investments or engaging in activities prohibited by these Articles of Incorporation.

    (vi) The Company shall not invest in equity securities unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the Company's ability to qualify and remain qualified as a REIT. Investments in entities affiliated with the Advisor, a Director, the Company or their Affiliates are subject to restrictions on Joint Venture investments.

    (vii) The Company shall not issue (A) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to that certain redemption plan adopted or to be adopted by the Board of Directors on terms outlined in the section relating to Common Shares entitled "Redemption of Shares" in the Company's Prospectus relating to the Initial Public Offering); (B) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service that higher level of debt; (C) Equity Shares on a deferred payment basis or under similar arrangements; (D) non-voting or assessable securities; (E) options, warrants, or similar evidences of a right to buy its securities (collectively, "Options") unless (1) issued to all of its Stockholders ratably, (2) as part of a financing arrangement, or
  (3) as part of a Stock Option Plan available to Directors, officers, employees of the Company or the Advisor. Options may not be issued to the Advisor, Director or any Affiliate thereof except on the same terms as such Options are sold to the general public. Options may be issued to persons other than the Advisor, Directors or any Affiliate thereof but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration that in the judgment of the Independent Directors has a market value less than the value of such Option on the date of grant. Options issuable to the Advisor, Directors or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant.

    (viii) The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

    (ix) A majority of the Directors shall authorize the consideration to be paid for each Property, based on the fair market value of the Property. If a majority of the Independent Directors determine, or if the Property is acquired from the Advisor, a Director, or their Affiliates, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors.

    (x) The Company shall not engage in underwriting or the agency distribution of securities issued by others or in trading, as compared to investment activities.

    (xi) The Company shall not invest in any foreign currency or bullion or engage in short sales.

    (xii) The Company shall not issue senior securities except notes to banks and other lenders and Preferred Shares.

    (xiii) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Directors at least quarterly. The maximum amount of such Leverage in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed three hundred percent (300%). Any excess in Leverage over such three hundred percent (300%) level shall be approved by at least a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the Company, along with the justification for such excess.

    (xiv) The Company may borrow money from the Advisor, Director or any Affiliate thereof, upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances; provided, however, that the Advisor and its Affiliates shall not make loans to the Company, or to Joint Ventures in which the Company is a co-venturer, for the purchase of Properties. Notwithstanding the foregoing, the Advisor and its Affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by the Advisor or its Affiliates on behalf of the Company or Joint Ventures in which the Company is a co-venturer, subject to subsection (xix) below.

    (xv) The Company shall not make loans to the Advisor or its Affiliates.

    (xvi)(i) The Company shall not operate so as to be classified as an "investment company" under the Investment Company Act of 1940, as amended.

    (xvii)(ii) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

  The foregoing objectives may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Common Equity Shares.

                                  ARTICLE VI:

                             CONFLICTS OF INTEREST

SECTION 6.1 Sales and Leases to Company.

  The Company may purchase property from the Advisor, Director, or any Affiliate upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

SECTION 6.2 Sales and Leases to the Advisor, Directors or Affiliates.

  An Advisor, Director or Affiliate may acquire or lease assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

 Multiple Programs.

  (i) Until completion of the initial public offering of Shares by the Company, the Advisor and its Affiliates will not offer or sell interests in any subsequently formed public program that has investment objectives and structure similar to those of the Company and that intends to (a) invest, on a cash and/or leveraged basis, in a diversified portfolio of restaurant properties (either existing properties or properties upon which restaurants are to be constructed) to be leased on a "triple-net" basis to operators of national and regional fast-food, family-style, and casual dining restaurant chains; and (b) offer Secured Equipment Leases. The Advisor and its Affiliates also will not purchase property or offer Secured Equipment Leases for any such subsequently formed public program until substantially all (generally, eighty percent (80%)) of the funds available for investment (net offering proceeds) by the Company have been invested or committed to investment. (For purposes of the preceding sentence only, funds are deemed to have been committed to investment to the extent written agreements in principle or letters of understanding are executed and in effect at any time, whether or not any such investment is consummated, and also to the extent any funds have been reserved to make contingent payments in connection with any Property, whether or not any such payments are made). Affiliates of the Advisor are currently purchasing restaurant facilities, including furniture, fixtures, and equipment, and incurring related costs for public and private investor programs, which have investment objectives that are not similar to those of the Company, but which make investments that include "triple-net" leases of fast-food, family-style, and casual dining restaurant properties. The Advisor or its Affiliates currently and in the future may offer interests in one or more public or private investor programs organized to purchase and lease fast-food, family-style, and casual dining restaurants on a "triple-net" basis.

  (ii) In the event that an investment opportunity becomes available which is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, then the entity which has had the longer period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for a program if the requirements of subparagraph (i) above could not be satisfied if the program were to make the investment. In determining whether or not an investment opportunity is suitable for more than one program, the Board of Directors and the Advisor will examine such factors, among others, as the cash requirements of each program, the effect of the acquisition both on diversification of each program's investments by types of restaurants and geographic area, and on diversification of the tenants of its properties (which also may affect the need for one of the programs to prepare or produce audited financial statements for a property or a tenant), the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of the Advisor, to be more appropriate for an entity other than the entity which committed to make the investment, however, the Advisor has the right to agree that the other entity affiliated with the Advisor or its Affiliates may make the investment.

SECTION 6.4 Other Transactions.

  (i) No goods or services will be provided by the Advisor or its Affiliates to the Company except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with these Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

  (ii) The Company will not make any loans to Affiliates. The Advisor and its Affiliates will not make loans to the Company, or to Joint Ventures in which the Company is a co-venturer, for the purchase of Properties. Any loans to the Company by the Advisor or its Affiliates for other purposes must be approved by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

                            ARTICLE VII:Article V:

                                    SHARES

SECTION 7.15.1 Authorized Shares.

  The capital stock of the Company shall be divided into Equity Shares. The total number of Equity Shares which the Company is authorized to issue is one hundred forty three million five hundred thousand (143,500,000) Shares, shares of beneficial interest, consisting of sixty two million five hundred thousand (62,500,000) Common Shares (as defined and described in Section 5.2 7.2(ii) hereof), three million (3,000,000) Preferred Shares (as defined and described in Section 5.37.3 hereof) and seventy-eight million (78,000,000) Excess Shares (as defined and described in Section 5.77.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

SECTION 7.25.2 Common Shares.

  (i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

  (ii) Description. Common Shares (herein so called) shall have a par value of $.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section
6.28.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors may classify or reclassify any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL.

  (iii) Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be declared by the Board of Directors of the Company out of funds legally available therefor.

  (iv) Dividend or Distribution Rights. The Directors from time to time may declare and pay to Stockholders such dividends or Distributions in cash or securities as the Directors in their discretion shall determine. The Directors shall endeavor to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5.2(iv) section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt by any Person in whose name any Equity Shares are registered on the records of the Company or by his duly authorized agent shall be a sufficient discharge for all dividends or Distributions distributions payable or deliverable in respect of such Equity Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation; or distributions of in-kind property as long as the Directors (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors' offer.

  (v) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.6(iii) 7.6(iii) hereof) shall be determined in accordance with applicable law. Except as provided below as a consequence of the limitations on distributions to holders of Excess Shares, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the exchange of Common Shares, that portion of such aggregate assets available for distribution as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares then outstanding. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder of Excess Shares exceed (i) the price per share such holder paid for the Common Shares in the purported Transfer or Acquisition (as those terms are defined in Section 5.6(i)7.6(i) or change in capital structure or other transaction or event that resulted in the Excess Shares or (ii) if the holder did not give full value for such Excess Shares (as through a gift, a devise or other event or transaction), a price per share equal to the Market Price (as that term is defined in Section 5.6(i)7.6(i) for the Common Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and other holders of Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

  (vi) Voting Rights. Except as may be provided in these Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of common stock Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

SECTION 7.35.3 Preferred Shares.

  The Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series, however, the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of Preferred Shares bears to the book value of the Common Shares or the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

    (i) The designation of the series, which may be by distinguishing number, letter or title.

    (ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

    (iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

    (iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

    (v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

    (vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

    (vii) Restrictions on the issuance of shares of the same series or of any other class or series.

    (viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.37.3.

    (ix) Any other relative rights, preferences and limitations on that series.

  Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 7.45.4 General Nature of Shares.

  All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation, the MGCL or in the resolution creating any class or series of Shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

5.5 No Issuance Of Share Certificates.

  The Company shall not issue share certificates. A Stockholder's investment shall be recorded on the books of the Company. To transfer his or her Shares a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, in a form substantially similar to Section 57.6(xii), and required by the Bylaws and the MGCL or other applicable law.

SECTION 7.65.6 Restrictions On Ownership and Transfer.

  (i) Definitions. For purposes of Sections 5.6 and 5.7, 7.6 and 7.7, the following terms shall have the following meanings:

  "Acquire" means the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

  "Beneficial Ownership" means ownership of Shares by an individual who would be treated as an owner of such Shares under Section 542(a)(2) of the Code, either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. For purposes of this definition, the term "individual" shall include any organization, trust, or other entity that is treated as an individual for purposes of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

  "Beneficiary" means a beneficiary of the Excess Shares Trust as determined pursuant to Section 5.7(i)7.7(v)(a) hereof.

  "Closing Price" on any day shall mean the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the affected class or series of Equity Shares are not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the affected class or series of Equity Shares are listed or admitted to trading, or, if the affected class or series of Equity Shares are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use, or, if the affected class or series of Equity Shares are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the affected class or series of Equity Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the affected class or series of Equity Shares as of such day, as determined by the Board of Directors in its discretion.

  "Common Share Ownership Limit" means, with respect to the Common Shares, nine point eight percent (9.8%) of the outstanding Common Shares, subject to adjustment pursuant to Section 5.6(x)7.6(x) (but not more than nine point nine percent (9.9%) of the outstanding Common Shares, as so adjusted) and to the limitations contained in Section 5.6(xi)7.6(xi).

  "Constructive Ownership" means ownership of Equity Shares by a Person person who would be treated as an owner of such Equity Shares, shares, either actually or constructively, directly or indirectly, through the application of
Section 318 of the Code, as modified by Section 856(d)(5) thereof. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

  "Excess Shares Trust" means the trust created pursuant to Section 5.7(i)7.7(i) hereof.

  "Excess Shares Trustee" means the Company as trustee for the Excess Shares Trust, and any successor trustee appointed by the Company.

  "Market Price" means, during the offering, the price per Equity Share and thereafter, until the Equity Shares are listed for trading on an exchange or market, a price determined on the basis of the quarterly valuation of the Company's assets. Upon listing of the Shares, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10) Trading Day day period for which Closing Prices are available).

  "Ownership Limit" means the Common Share Ownership Limit or the Preferred Share Ownership Limit, or both, as the context may require.

  "Preferred Share Ownership Limit" means, with respect to the Preferred Shares, nine point eight percent (9.8%) of the outstanding shares Shares of a particular series of Preferred Shares of the Company, subject to adjustment pursuant to Section 5.6(x)7.6(x) (but not more than nine point nine percent (9.9%) of the outstanding Preferred Shares, as so adjusted) and to the limitations contained in this Section 5.67.6.

  "Purported Beneficial Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the Person for whom the applicable Purported Record Holder held the Equity Shares that were, pursuant to paragraph (iii) of this Section 5.6(iii)7.6, automatically exchanged for Excess Shares upon the occurrence of such event or transaction. The Purported Beneficial Holder and the Purported Record Holder may be the same Person.

  "Purported Beneficial Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.6(ii)7.6(ii). The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

  "Purported Record Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares that were, pursuant to Section 5.6(iii)7.6(iii), automatically exchanged for Excess Shares upon the occurrence of such an event or transaction. The Purported Record Holder and the Purported Beneficial Holder may be the same Person.

  "Purported Record Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.6(ii)7.6(ii). The Purported Record Transferee and the Purported Beneficial Transferee may be the same Person.

  "Restriction Termination Date" means the first day after the date of the closing of the Initial Public Offering on which the Board of Directors of the Company determines, pursuant to Section 3.2(xxiii) 3.2(xxii) hereof, that it is no longer in the best interests of the Company to attempt or continue to qualify as REIT.

  "Trading Day" means a day on which the principal national securities exchange on which the affected class or series of Equity Shares are listed or admitted to trading is open for the transaction of business or, if the affected class or series of Equity Shares are not listed or admitted to trading, shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

  "Transfer" means any sale, transfer, gift, hypothecation, assignment, devise or other disposition of a direct or indirect interest in Equity Shares or the right to vote or receive dividends on Equity Shares (including (i) the granting of any option (including any option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares, whether voluntary or involuntary, of record, constructively or beneficially, and whether by operation of law or otherwise. The terms "Transfers," "Transferred" and "Transferable" shall have correlative meanings.

  (ii) Ownership and Transfer Limitations.

  (a) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.6(ix)7.6(ix) and Section 5.87.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, no Person shall Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit.

  (b) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.6(ix)7.6(ix) and Section 5.87.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would result in any Person Beneficially or Constructively Owning Equity Shares in excess of the Common or Preferred Share Ownership Limit shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would otherwise be Beneficially or Constructively Owned by such Person in excess of the Common or Preferred Share Ownership Limit, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (c) Notwithstanding any other provision of these Articles of Incorporation, and except as provided in Section 5.8, 7.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, or other purported change in Beneficial or Constructive Ownership (including actual ownership) of Equity Shares or other event or transaction that, if effective, would result in the Equity Shares being actually owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership (including actual ownership) with respect to that number of Equity Shares which otherwise would be owned by the transferee, and the intended transferee or subsequent owner (including a Beneficial Owner or Constructive Owner) shall acquire no rights in that number of Equity Shares.

  (d) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.8, 7.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (e) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.87.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in capital structure of the Company, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would (i) cause the Company to own (directly or Constructively) an interest in a tenant that is described in
Section 856(d)(2)(B) of the Code and (ii) cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, shall be void ab initio as to the Transfer, Acquisition, change in capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to own an interest (directly or Constructively) in a tenant that is described in Section 856(d)(2)(B) of the Code, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (f) Notwithstanding any other provision of these Articles of Incorporation, any person selling securities on behalf of the Company in its Initial Public Offering may not complete a sale of securities to a Stockholder until at least five (5) business days after the date the Stockholder receives a final Prospectus and shall send each Stockholder a confirmation of his or her purchase.

  (iii) Exchange for Excess Shares.

  (a) If, notwithstanding the other provisions contained in this Article V,
Article VII, at any time from the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction such that any Person would either Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit, then, except as otherwise provided in Section 5.6(ix)7.6(ix), such Equity Shares (rounded up to the next whole number of shares) in excess of the Common or Preferred Share Ownership Limit automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V Article VII requires different terms. Such exchange shall be effective as of the close of business on the business day next preceding the date of the purported Transfer, Acquisition, change in capital structure, other change in purported Beneficial or Constructive Ownership of Equity Shares, or other event or transaction.

  (b) If, notwithstanding the other provisions contained in this Article V,
Article VII, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction which, if effective, would result in a violation of any of the restrictions described in subparagraphs (b), (c), (d) and (e) of paragraph (ii) of this Section 5.6(ii)7.6 or, directly or indirectly, would cause the Company for any reason to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code, or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, then the Equity Shares (rounded up to the next whole number of shares) Shares) being Transferred or which are otherwise affected by the change in capital structure or other purported change in Beneficial or Constructive Ownership and which, in any case, would cause the Company to be "closely held" within the meaning of such Section 856(h) or otherwise would cause the Company to fail to qualify as a REIT automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V Article VII requires different terms. Such exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer, Acquisition, change in capital structure, other purported change in Beneficial or Constructive Ownership or other event or transaction.

  (iv) Remedies For Breach. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer, Acquisition, change in the capital structure of the Company or other purported change in Beneficial or Constructive Ownership or other event or transaction has taken place in violation of Section 5.6(ii)7.6(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any Equity Shares in violation of this Section 5.67.6, the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, Acquisition, change in the capital structure of the Company, other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction, including, but not limited to, refusing to give effect thereto on the books of the Company or instituting injunctive proceedings with respect thereto; provided, however, that any Transfer, Acquisition, change in the capital structure of the Company, attempted Transfer or other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction in violation of subparagraphs (b), (c), (d) and (e) of Section 5.6(ii)7.6(ii) (as applicable) shall be void ab initio and where applicable automatically shall result in the exchange described in Section 5.6(iii)7.6(iii), irrespective of any action (or inaction) by the Board of Directors or its designee.

  (v) Notice of Restricted Transfer. Any Person who acquires or attempts to Acquire Beneficial or Constructive Ownership of Equity Shares in violation of
Section 5.6(ii)7.6(ii) and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Equity Shares resulting in an exchange for Excess Shares, pursuant to Section 5.6(iii)7.6(iii), or otherwise shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition, or purported change in Beneficial or

Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall promptly provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, attempted Transfer, Acquisition, Attempted Acquisition or purported change in Beneficial or Constructive Ownership on the Company's status as a REIT.

  (vi) Owners Required To Provide Information. Prior From the date of the Initial Public Offering and prior to the Restriction Termination Date:

    (a) Every Beneficial or Constructive Owner of more than five percent (5%), or such lower percentages as determined pursuant to regulations under the Code or as may be requested by the Board of Directors, in its sole discretion, of the outstanding shares of any class or series of Equity Shares of the Company shall annually, no later than January 31 of each calendar year, give written notice to the Company stating (i) the name and address of such Beneficial or Constructive Owner; (ii) the number of shares of each class or series of Equity Shares Beneficially or Constructively Owned; and (iii) a description of how such shares are held. Each such Beneficial or Constructive Owner promptly shall provide to the Company such additional information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Company's status as a REIT and to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

    (b) Each Person who is a Beneficial or Constructive Owner of Equity Shares and each Person (including the Stockholder of record) who is holding Equity Shares for a Beneficial or Constructive Owner promptly shall provide to the Company such information as the Company, in its sole discretion, may request in order to determine the Company's status as a REIT, to comply with the requirements of any taxing authority or other governmental agency, to determine any such compliance or to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

  (vii) Remedies Not Limited. Nothing contained in this Article V Article VII except Section 5.87.8 shall limit scope or application of the provisions of this Section 5.67.6, the ability of the Company to implement or enforce compliance with the terms thereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with the Ownership Limits for each any class or series of Equity Shares and other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

  (viii) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 5.67.6, including any definition contained in Sections 1.51.5 and 5.6(i)7.6(i), the Board of Directors shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 5.67.6 with respect to any situation based on the facts known to it.

  (ix) Exception. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to the Board of Directors, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (c), (d) and (e) of Section 5.6(ii)7.6(ii) will not be violated, may waive or change, in whole or in part, the application of the Common or Preferred Share Ownership Limit with respect to any Person that is not an individual, as such term is defined in
Section 542(a)(2) of the Code. In connection with any such waiver or change, the Board of Directors may require such representations and undertakings from such Person or Affiliates affiliates and may impose such other conditions as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Company's status as a REIT.

  (x) Increase in Common or Preferred Share Ownership Limit. Subject to the limitations contained in Section 5.6(xi)7.6(xi), the Board of Directors may from time to time increase the Common or Preferred Share Ownership Limit.

  (xi) Limitations on Modifications.

  (a) The Ownership Limit for a class or series of Equity Shares may not be increased and no additional ownership limitations may be created if, after giving effect to such increase or creation, the Company would be "closely held" within the meaning of Section 856(h) of the Code (assuming ownership of shares of Equity Shares by all Persons equal to the greatest of (A) the actual ownership, (B) the Beneficial Ownership of Equity Shares by each Person, or
(C) the applicable Ownership Limit with respect to such Person.

  (b) Prior to any modification of the Ownership Limit with respect to any Person, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure the Company's status as a REIT.

  (c) Neither the Preferred Share Ownership Limit nor the Common Share Ownership Limit may be increased to a percentage that is greater than nine point nine percent (9.9%).

  (xii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

  "The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (i) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (ii) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% of the outstanding shares of such series of Preferred Shares; or (iii) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being "closely held" under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership of Common Shares and/or Preferred Shares in excess of the above limitations and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Common or Preferred Shares resulting in an exchange for Excess Shares (as described below) immediately must notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted transfer, transaction or other event. Any Transfer or Acquisition of Common Shares and/or Preferred Shares or other event which results in violation of the ownership or transfer limitations set forth in the Company's Articles of Incorporation shall be void ab initio and the Purported Beneficial and Record Transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby automatically will be exchanged for Excess Shares to the extent of violation of such limitations, and such Excess Shares will be held in trust by the Company, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company's Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

SECTION 7.75.7 Excess Shares.

  (i) Ownership In Trust. Upon any purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or event or transaction that results in Excess Shares pursuant to Section 5.6(iii)7.6(iii), such Excess Shares shall be deemed to have been transferred to the Company, as Excess Shares Trustee of an Excess Shares Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to Section 5.6(v)7.6(v). Excess Shares so held in trust shall be issued and outstanding stock of the Company. The Purported Record

Transferee (or Purported Record Holder) shall have no rights in such Excess Shares except the right to designate a transferee of such Excess Shares upon the terms specified in Section 5.6(v)7.6(v). The Purported Beneficial Transferee shall have no rights in such Excess Shares except as provided in
Section 5.7(iii) and (v). 7.7(iii) and (v) .

  (ii) Distribution Rights. Excess Shares shall not be entitled to any dividends or Distributions (except as provided in Section 5.7(iii)7.7(iii)). Any dividend or Distribution paid prior to the discovery by the Company that the Equity Shares have been exchanged for Excess Shares shall be repaid to the Company upon demand, and any dividend or Distribution declared but unpaid at the time of such discovery shall be void ab initio with respect to such Excess Shares.

  (iii) Rights Upon Liquidation.

  (a) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Preferred Shares of any specified series shall be entitled to receive, ratably with each other holder of Excess Shares resulting from the exchange of Preferred Shares of such series and each holder of Preferred Shares of such series, such accrued and unpaid dividends, liquidation preferences and other preferential payments, if any, as are due to holders of Preferred Shares of such series. In the event that holders of shares of any series of Preferred Shares are entitled to participate in the Company's distribution of its residual assets, each holder of Excess Shares resulting from the exchange of Preferred Shares of any such series shall be entitled to participate, ratably with (A) each other holder of Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (B) each holder of Preferred Shares of all series entitled to so participate; and (C) each holder of Common Shares and Excess Shares resulting from the exchange of Common Shares (to the extent permitted by Section 5.6(iii)7.6(iii) hereof), that portion of the aggregate assets available for distribution (determined in accordance with applicable law) as the number of shares of such Excess Shares held by such holder bears to the total number of
(1) outstanding Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (2) outstanding Preferred Shares of all series entitled to so participate; and (3) outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything to the contrary herein notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares resulting from the exchange of Preferred Shares exceed (A) the price per share such holder paid for the Preferred Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the shares of Preferred Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Preferred Shares and Excess Shares resulting from the exchange of Preferred Shares to the extent permitted by the foregoing limitations.

  (b) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Common Shares shall be entitled to receive, ratably with (A) each other holder of such Excess Shares and (B) each holder of Common Shares, that portion of the aggregate assets available for distribution to holders of Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.6(iii)7.6(iii)), determined in accordance with applicable law, as the number of such Excess Shares held by such holder bears to the total number of outstanding Common Shares and outstanding Excess Shares resulting from the exchange of Common Shares then outstanding. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares exceed (A) the price per share such holder paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Equity Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

  (iv) Voting Rights. The holders of Excess Shares shall not be entitled to vote on any matters (except as required by the MGCL).

  (v) Restrictions on Transfer; Designation of Beneficiary.

  (a) Excess Shares shall not be transferable. The Purported Record Transferee (or Purported Record Holder) may freely designate a Beneficiary of its interest in the Excess Shares Trust (representing the number of Excess Shares held by the Excess Shares Trust attributable to the purported Transfer or Acquisition that resulted in the Excess Shares), if (A) the Excess Shares held in the Excess Shares Trust would not be Excess Shares in the hands of such Beneficiary and (B) the Purported Beneficial Transferee (or Purported Beneficial Holder) does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Shares that exceeds (1) the price per share such Purported Beneficial Transferee (or Purported Beneficial Holder) paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (2) if the Purported Beneficial Transferee (or Purported Beneficial Holder) did not give value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares. Upon such transfer of an interest in the Excess Shares Trust, the corresponding Excess Shares in the Excess Shares Trust automatically shall be exchanged for an equal number of Equity Shares (depending on the type and class of Shares that were originally exchanged for such Excess Shares), and such Equity Shares shall be transferred of record to the Beneficiary of the interest in the Excess Shares Trust designated by the Purported Record Transferee (or Purported Record Holder), as described above, if such Equity Shares would not be Excess Shares in the hands of such Beneficiary. Prior to any transfer of any interest in the Excess Shares Trust, the Purported Record Transferee (or Purported Record Holder) must give advance written notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section 5.7(vi). 7.7(vi).

  (b) Notwithstanding the foregoing, if a Purported Beneficial Transferee (or Purported Beneficial Holder) receives a price for designating a Beneficiary of an interest in the Excess Shares Trust that exceeds the amounts allowable under subparagraph (i) of this Section 5.6(v)7.6(v), such Purported Beneficial Transferee (or Purported Beneficial Holder) shall pay, or cause the Beneficiary of the interest in the Excess Shares Trust to pay, such excess in full to the Company.

  (c) If any of the transfer restrictions set forth in this Section 5.6(v), 7.6(v), or any application thereof, are determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the Purported Record Transferee (or Purported Record Holder) may be deemed, at the option of the Company, to have acted as the agent of the Company in acquiring the Excess Shares as to which such restrictions would otherwise, by their terms, apply and to hold such Excess Shares on behalf of the Company.

  (vi) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares, the Market Price at the time of such devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares) and (ii) the Market Price of the Equity Shares exchanged for such Excess Shares on the date the Company, or its designee, accepts such offer. The Company and its assignees shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the purported Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial Ownership or other event or transaction which resulted in such Excess Shares and (ii) the date on which the Board of Directors determines in good faith that a Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial or Constructive Ownership resulting in Excess Shares has occurred, if the Company does not receive a notice pursuant to Section 5.6(v)7.6(v), but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 5.7(v). 7.7(v).

  (vii) Remedies Not Limited. Nothing contained in this Article V Article VII except Section 5.8 7.8 shall limit scope or application of the provisions of this Section 5.77.7, the ability of the Company to implement or enforce compliance with the terms hereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with applicable Share Ownership Limits and the other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

  (viii) Authorization. At such time as the Board of Directors authorizes a series of Preferred Shares pursuant to Section 5.37.3 of this Article V,
Article VII, without any further or separate action of the Board of Directors, there shall be deemed to be authorized a series of Excess Shares consisting of the number of shares included in the series of Preferred Shares so authorized and having terms, rights, restrictions and qualifications identical thereto, except to the extent that such Excess Shares are already authorized or this
Article V Article VII requires different terms.

SECTION 7.85.8 Settlements.

  Nothing in Sections 5.67.6 and 5.77.7 or in any other provision of these Articles of Incorporation shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the New York Stock Exchange or other national securities exchange on which the Common Shares are listed.

SECTION 7.95.9 Severability.

  If any provision of this Article V Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article V Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 7.105.10 Waiver.

  The Company shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article V Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.51.5).

                           ARTICLE VIII:Article VI:

                                 STOCKHOLDERS

SECTION 8.16.1 Meetings of Stockholders.

  There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to be cast on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

SECTION 8.26.2 Voting Rights of Stockholders.

  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters; (a) election or removal of Directors as provided in Sections 2.3, 2.5 and 6.1 8.1,
2.4 and 2.7 hereof; (b) amendment of these Articles of Incorporation as provided in Section 8.110.1 hereof; (c) termination of the Company as provided in Section 9.211.2 hereof; (d) reorganization of the Company as provided in
Section 8.210.2 hereof; (e) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section
8.310.3 hereof; and (f) termination of the Company's status as a real estate investment trust under the REIT Provisions of the Code, as provided in Section 3.2(xxiii) 3.2(xxiii) hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of two-thirds of the Shares outstanding and entitled to vote. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

SECTION 8.3 Voting Limitations on Shares held by the Advisor, Directors and Affiliates.

  With respect to Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

SECTION 8.46.3 Stockholder Action to be Taken by Meeting.

  Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company and may not be effected by any consent in writing of such Stockholders.

SECTION 8.56.4 Right of Inspection.

  Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 8.66.5 Access to Stockholder List.

  An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the "Stockholder List"), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein and a copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The Company may impose a reasonable charge for expenses incurred in reproducing such Stockholder List. The Stockholder List may not be used for commercial purposes.

  If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

6.6 Reports.

  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year in accordance with the requirements of the Securities and Exchange Commission and the national securities exchange or over-the-counter market on which the Company's Securities are listed.

ending after the initial public offering of its securities which shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or changes paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made; and (vii) Dividends to the Stockholders for the period, identifying the source of such Dividends, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Dividends (with the statement as to the source of Dividends to be sent to Stockholders not later than sixty (60) days after the end of the fiscal year in which the distribution was made). Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

                                 Article VII:

    Liability; of Stockholders, Directors, Officers, Employees and Agents;
                Transactions Between Affiliates and the Company

SECTION 9.17.1 Limitation of Stockholder Liability.

  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

7.2 Exculpation.

  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or any of the Stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any provision of these Articles of Incorporation inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

1.27.3 Indemnification Limitation of Liability and Indemnification.

  Each person who is or was or who agrees to become a director or officer of the Company, or each person who, while a director of the Company, is or was serving or who agrees to serve, at the request of the Company, as a director, officer, partner, joint venture, employee or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Company, and shall be entitled to have paid on his behalf or be reimbursed for reasonable expenses in advance of final disposition of a proceeding, in accordance with the Bylaws of the Company, to the full extent permitted from time to time by the MGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws presently or hereafter in effect. The Company shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to any employee or agent of the Company, in accordance with the Bylaws of the Company. Without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article VII. Any amendment or repeal of this Article VII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

  (i) The Company shall indemnify and hold harmless a present or former Director, officer, Advisor, or Affiliate and may indemnify and hold harmless a present or former employee or agent of the Company (the "Indemnitee") against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company while a Director, officer, Advisor, Affiliate, employee, or agent and in such capacity, provided, that the Indemnitee has determined, in good faith, that the act or omission which caused the loss or liability was in the best interests of the Company. The Company shall not indemnify or hold harmless the Indemnitee if one or more of the following is applicable: (i) the loss or liability was the result of negligence or misconduct, or if the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct,
(ii) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty,
(iii) the Indemnitee actually received an improper personal benefit in money, property, or services, (iv) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (v) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.

  (ii) The Company shall not provide indemnification for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

  (iii) The Directors may take such action as is necessary to carry out this
Section 9.2 and are expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

7.3 Payment of Expenses.

  The Company shall pay or reimburse reasonable expenses incurred by a present or former Director, officer, Advisor, or Affiliate and may pay or reimburse reasonable expenses incurred by any other Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the Indemnitee was made a party to the proceeding by reason of his service as a Director, officer, Advisor, Affiliate, employee or agent of the Company, (ii) the Indemnitee provides the Company with written affirmation of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company as authorized by Section 9.2 hereof, (iii) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct, and (iv) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418 of the Maryland General Corporation Law and may be paid only out of Net Assets of the Company, and no portion may be receivable from Stockholders.

SECTION 9.47.4 Express Exculpatory Clauses In Instruments.

  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

1.57.5  Transactions with Affiliates.

  The Company may shall not engage in transactions with any Affiliates, ,except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the person who is party to the transaction and:

    (i) The transaction is fair and reasonable to the Company and its Stockholders.

    (ii) The terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arms-length basis and known to the Directors.

    (iii) The total consideration is not in excess of the appraised value of the property being acquired, if an acquisition is involved.

    (iv) Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as Advisor or Director may only be made upon a determination that:

      (a) The compensation is not in excess of their compensation paid for any comparable services; and

      (b) The compensation is not greater than the charges for comparable services available from others who are competent and not Affiliated with any of the parties involved.

Transactions between the Company and its Affiliates are further subject to any express restrictions in these Articles of Incorporation (including Article IV and Section 5.7 7.7) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL (S) 2-419 and other applicable law.

                            ARTICLE X:Article VIII:

                    AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 10.18.1 Amendment.

  (i) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that (1) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (2) Section 8.210.2 hereof and this
Section 8.110.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds ( 2/3) of the Shares then outstanding and entitled to vote thereon.

  (ii) The Directors, by a two-thirds ( 2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

  (iii) An amendment to these Articles of Incorporation shall become effective as provided in Section 10.512.5.

  (iv) These Articles of Incorporation may not be amended except as provided in this Section 8.110.1.

SECTION 10.28.2 Reorganization.

  Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for

Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

SECTION 10.38.3 Merger, Consolidation or Sale of Company Property.

  Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company, other than before the initial investment in Company Property; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

  In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from a competent independent appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the independent appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction which has not been approved by vote of at least two-thirds ( 2/3) of the Stockholders, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

    (i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

    (ii) one of the following:

      (a) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

      (b) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

  The Company is prohibited from participating in any proposed Roll-Up
Transaction:

    (iii) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6 and 7.1 8.1, 8.2, 8.4, 8.5, 8.6 and 9.1 of these
  Articles of Incorporation;

    (iv) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to pre serve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

    (v) in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 6.4 and 6.5 8.5 and 8.6 hereof; or

    (vi) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

                            ARTICLE XI:Article IX:

                              DURATION OF COMPANY

9.1 Automatic Dissolution.

  The Company automatically will terminate and dissolve on December 31, 2005, will undertake orderly liquidation and Sales of Company Properties and Secured Equipment Leases, and will distribute any Net Sales Proceeds to Stockholders, unless Listing occurs, in which event the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

9.2 Dissolution of the Company by Stockholder Vote.

  The Company may be terminated at any time, without the necessity for concurrence by the Board of Directors, by the vote or written consent of a majority of the outstanding Equity Shares.

                            ARTICLE XII:Article X:

                                 MISCELLANEOUS

SECTION 12.110.1 Governing Law.

  These Articles of Incorporation have been approved by the Directors executing the Articles of Amendment in which they are included are executed by the undersigned Directors and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

SECTION 12.210.2 Reliance by Third Parties.

  Any certificate shall be final and conclusive as to any Persons persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders; (iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other Person person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.

SECTION 12.310.3 Provisions in Conflict with Law or Regulations.

  (i) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even with-out any amendment of these Articles of Incorporation pursuant to Section 8.110.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

  (ii) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

SECTION 12.410.4 Construction.

  In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the "MGCL."

SECTION 12.510.5 Recordation.

  These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation Declaration of Trust and the various amendments thereto.

                       CNL AMERICAN PROPERTIES FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            This Proxy will be voted as directed. If no direction is
               given, it will be voted "FOR" the matters stated.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1. Proposal to Approve Changes to Existing Articles to Reflect that the Company is No Longer Externally Advised

         [_] FOR      [_] AGAINST          [_] ABSTAIN

2. Proposal to Approve Additional Changes to the Company's Articles of Incorporation in accordance with other REITs

         [_] FOR      [_] AGAINST          [_] ABSTAIN

3. Election of Five Directors: (01) Robert A. Bourne; (02) G. Richard Hostetter;
   (03) Richard C. Huseman; (04) J. Joseph Kruse; (05) James M. Seneff, Jr.

         [_] FOR all listed nominees       [_] WITHHOLD AUTHORITY to vote for
                                               all listed nominees

         [_] LISTED NOMINEES except for the following (Instruction: To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) in the space provided.):

--------------------------------------------------------------------------------

4. Other Matters:

   Grant authority upon such other matters as may come before the Meeting as they determine to be in the best interest of the Company.

         [_] FOR      [_] AGAINST          [_] ABSTAIN

Please indicate whether you will attend the Annual Meeting of Stockholders in Orlando on June 15, 2000.

[_] I plan to attend the Annual Meeting

                       CNL AMERICAN PROPERTIES FUND, INC.
                         Annual Meeting of Stockholders
                           CNL Center at City Commons
                             450 South Orange Avenue
                                Orlando, Florida
                           June 15, 2000 at 10:30 a.m.

                               **Voting Options**
                       YOU MAY VOTE BY TOLL-FREE TELEPHONE
               (OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY
                         MAIL IN THE ENCLOSED ENVELOPE)

If voting by proxy, you may vote either by mail or by telephone. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail. To vote by telephone, please read the accompanying proxy statement and then follow these steps:

                               YOUR CONTROL NUMBER

                                    ---------
                                      9999999
                                    ---------

TO VOTE BY PHONE:
         CALL TOLL FREE 1-800-999-9999 ANY TIME ON A TOUCH-TONE TELEPHONE. THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL-FREE NUMBER.

         Enter the 7-digit control number located above, FOLLOWED BY THE # SIGN.

         Option #1:     To vote as the Board of Directors recommends on
                        ALL proposals:  Press 1

                        When asked, please confirm your vote by pressing 1

         Option #2:     If you choose to vote on each proposal separately:
                        Press 2 and follow the recorded instructions

                  If you vote by telephone, please DO NOT mail
                              back the proxy card.

                              THANK YOU FOR VOTING!

                              FOLD AND DETACH HERE


The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL American Properties Fund, Inc., the "Company," which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 15, 2000 at 10:30 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated , 2000, a copy of which has been received by the undersigned, as follows:

               Please complete, date and sign this proxy card and
                    return it in the accompanying envelope.


                                        DATE                        2000
                                             ----------------------

                                        SIGNATURE(S)
                                                    ----------------------------
                                        SIGNATURE(S)
                                                    ----------------------------

                                        IMPORTANT: Please sign exactly as name
                                        appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Please Vote!

Your vote counts, so please be sure to do the following:

Read the Enclosed Materials
Enclosed you will find the following information for the Annual Meeting of
Stockholders:

  .1999 Annual Report
  .Proxy Statement that discusses the proposals being voted
  .Proxy Card

Complete the Proxy Card . . .
Please review and vote on all the proposals on the proxy card.
Simply cast your vote on each proposal, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
 . . . or Vote by Telephone
For your convenience, you may grant your proxy by telephone.
Please refer to the proxy card for telephonic instructions.

For Assistance
If you have any questions or need assistance in completing your proxy card, please call our information agent, D.F. King & Co., Inc., toll free at 1-800-207-3159.

Mail the Proxy Card Today
We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote.
If you voted by telephone, please DO NOT mail back the proxy card.

Thank You!
We appreciate your participation and support. Again, please be sure to vote on all the proposals. Your vote is important!